Exhibit 10.31

Confidential

To Shanghai Tong Gou Information Technology Co., Ltd.,

Company address: Room 302, 3/F, Tianyaoqiao Road, Xuhui District, Shanghai, China

Addressee: Li Wei

Date: November 15, 2018

Dear Sir / Madam,

Bank credit granting (Letter of credit granting No.: CN11095026159-181011)

On the basis of the recent discussions with you, the Bank hereby confirms that it agrees to grant you the following non-committed bank credits (the “Credit Granting”) in accordance with the specific terms and conditions as set out in the letter of credit granting, after the following guarantees and preconditions have been completed in a satisfactory manner to us.

Although there may be any contrary provisions in this letter, the Credit Granting provided by the Bank is subject to the following conditions:

•	The Bank reserves the right to unilaterally suspend or cancel any unused Credit Granting or to decide whether to allow the use of any unused Credit Granting;

•	The Bank reserves the right to re-examine the Credit Granting at any time, at least once a year; and

•	The Bank reserves the right to request immediate repayment of the relevant loans, including the right to request immediate cash guarantees for expected liabilities and contingent liabilities.

The Credit Granting (if any) that you have used before signing the letter of credit granting are deemed to be Credit Granting under the letter of credit granting and are subject to the relevant provisions of this letter and are guaranteed by the guarantees mentioned in this letter.

This letter of credit granting consists of the main body of the letter, special credit granting terms, comprehensive credit granting terms and relevant appendices (if any).

Borrower: Shanghai Tong Gou Information Technology Co., Ltd.

Lender: HSBC Bank (China) Co., Ltd., Shanghai Branch

Debtors: the Borrower and each person (the “guarantor”) who provides any guarantee (the “guarantee”) in the “guarantee” paragraph

Credit Granting / Amount: Import Credit Granting of not more than RMB 10,000,000, including:

(a) A post-shipment buyer’s loan credit granting of not more than RMB 10,000,000 for payment to an approved supplier in connection with credit sales or for payment of documents under documentary collection.

Financing documents: this letter of credit granting and each document (“guarantee document”) containing the guarantee.

Guarantee: As a guarantee, in addition to the guarantees (if any) required under the relevant special terms on the Credit Granting, the Bank must also hold:

(1) The deposit pledge provided by Shanghai Tong Gou Information Technology Co., Ltd.;

(2) The warranty issued by Wang Ying and Zeng Qingchun;

(3) The warranty issued by ECMOHO (Hong Kong) Limited and Shanghai ECMOHO Health Biotechnology Co., Ltd.;

(4) Pledge of accounts receivable provided by Shanghai Tong Gou Information Technology Co., Ltd.

The Borrower confirms that it has not owed any debts under the subrogation claim of any foreigner due to performance of any warranties or guarantees provided by the foreigner for the debts that the Borrower has owed to a Chinese domestic creditor (the “Subrogation Debt”). The Borrower undertakes that in the event of any Subrogation Debt, it will immediately notify the Lender and will not use the Credit Granting or conduct or continue any new transactions warranted or guaranteed by foreigners (except as otherwise permitted by the relevant foreign exchange administration) before the irrevocable full settlement of the Subrogation Debt.

Preconditions: Before the Borrower uses any Credit Granting, the Lender should have received the documents and certificates listed below and the form and substance thereof are satisfactory to the Lender:

(1) the copy of all government approvals and supporting documents relating to the status of the Borrower that are certified to be identical to the original.

(2) The original of the Borrower’s internal authorization document or a copy that is proved to be the same as the original, the document is approved in accordance with the Borrower’s articles of association and relevant laws or (authorized by others) the Credit Granting under the letter of credit granting and authorizes a or a number of specific persons to sign and/or submit the letter of credit granting and other documents and notices related to the Credit Granting under the letter.

(3) one or more guarantees are provided for the Credit Granting;

(a) the original of the guarantee documents duly signed by the parties;

(b) the copy of all government approvals and supporting documents relating to the status of the guarantor that are certified to be identical to the original;

(c) an original copy of the guarantor’s internal authorization document or a copy certified to be identical to the original, which is approved in strict accordance with its organizational documents and relevant laws or (authorized by others) to provide guarantee and one or more specific person are authorized to sign and/or submit the guarantee documents and other relevant documents and notices;

(d) Proof for the guarantee which has been properly created and improved, if applicable; and

(e) If the guarantee is an individual warranty, the original personal net asset statement issued by the warrantor and (if required by the Lender) the corresponding asset certification materials of the warrantor.

(4) Legal opinions issued by the relevant qualified lawyers accepted by the Lender on the relevant matters of the financing documents, if applicable.

(5) If the place of establishment of a guarantor is different from the jurisdiction region of the guarantee document to which it is a party, the guarantor has specified the service agent to the Lender’s acceptance which is appointed for the service of the judicial proceedings of the people’s court of the said jurisdiction region, and the certificate of such appointment.

(6) The Borrower has opened a loan issuance account at the Lender.

(7) other documents or materials required to be submitted by the Borrower before using the credit in the special credit granting terms of certain types of credit granting.

(8) other documents or materials that the Lender may reasonably require in connection with the letter of credit granting or the credit granted under it.

Statement: The Borrower makes the following representations and warranties to the Lender:

(1) The Borrower or any of its subsidiaries and any director, manager, employee, agent or affiliated person thereof does not serve as or owned or controlled by the following persons: (a) the target or subject of sanctions (“Sanctions”) enforced or exercised by the Office of Foreign Assets Control of the US Treasury, the US State Department, the UN Security Council, the European Union, the UK Treasury, the Hong Kong Monetary Authority, or the relevant Chinese authorities, or (b) a country or region that is located, established or residing in a country or region that is the target or subject of Sanctions or whose government is the target or subject of Sanctions, currently including but not limited to the Crimea region, Cuba, Iran, North Korea, Sudan and Syria;

(2) The Borrower does not know and does not take any actions that may directly or indirectly lead to violations of any applicable anti-bribery laws (including but not limited to the UK Anti-Bribery Act of 2010 (the “UK Anti-Bribery Act”) and the US Foreign Corrupt Practices Act of 1977 (the “FCPA”)) and to its knowledge, that any director, officer, agent, employee or manager of the Borrower or its subsidiaries or other persons acting on behalf of the Borrower or its subsidiaries does not know or take any such action; and

(3) The business practice of the Borrower and (as far as it knows) its affiliates is in line with the UK Anti-Bribery Act, FCPA and other similar laws, regulations or provisions; they have developed and maintained policies and systems to ensure that their business operations will continue this compliance, and such policies and systems are reasonably expected to ensure such compliance.

Commitment: The Borrower shall keep the following commitments during the period in which the Borrower may use the credit granted and as long as there is any outstanding payment under the letter of credit granting:

(1) Without prejudice to any guarantee or other priority (if any) enjoyed by the Lender, the Borrower shall ensure that the credit granted under this letter is at least equal to all current and future unguaranteed borrowings of the Borrower.

(2) Without the prior written consent of the Lender, the Borrower shall not establish or attempt to establish or permit any collateral, floating guarantee, charge, pledge, lien or other prioritized rights on all or any part of its existing or future assets, or permit any liens or other prioritized rights to be generated on such assets (except for liens that are created in accordance with the law in the course of normal transactions).

(3) The Borrower shall immediately submit the audited or (if there is no audited semi-annual financial statements at that time) unaudited semi-annual financial statements and audited annual financial statements of the debtor which are prepared by a qualified accountant to the Lender upon completion. The semi-annual financial statements must be submitted to the Lender at the latest within 90 days after the end of the half-year financial year, while the annual financial statements must be submitted to the Lender within 120 days after the end of the financial year.

(4) The Borrower shall, upon request, provide the Lender with other information on the financial or operating status of the Borrower that is reasonably required by the Lender.

(5) The Borrower shall not directly or indirectly use the credit funds for the following purposes, nor shall it directly or indirectly lend, pay or otherwise supply the credit funds to any subsidiary, joint venture partner or other persons for the following purposes, (a) funding the actions or business of any person who is the target or subject of the Sanctions or the business with such person, or funding any action conducted in the country or region which is the target or subject of the Sanctions or whose government is the target or subject of the Sanctions at that time, or (b) in any other way, causing any person (including any person participating in the Credit Granting, whether as an underwriter, intermediary, investor or any other party) to breach the Sanctions.

(6) The Borrower shall ensure that no part of the credit funds is directly or indirectly used for payments that may result in a breach of any applicable anti-bribery laws.

(7) The Borrower shall comply with all other commitments (if any) in the special credit granting terms.

(8) The Borrower shall promptly report to the Lender the information of intra-group related party transactions whose total amount reaches 10% of its net assets at that time, and provide details required for the Lender to understand and satisfy the relationship between the Borrower and the counterparty to the relevant contract as well as the nature, transaction volume, size and pricing mechanism of the intra-group related party transactions.

(9) The Borrower shall abide by the borrower’s commitments listed in Article 21 of the Interim Administrative Measures for Working Capital Loans promulgated by the China Banking Regulatory Commission on February 12, 2010.

(10) The Borrower shall open a fund withdrawal account at the Lender, or (in case of a fund withdrawal account opened at a bank other than the Lender), upon request, provide the Lender with the fund inflows and outflows of the account.

(11) In order to ensure and monitor the Borrower’s solvency, according to Article 31 of the Interim Administrative Measures for Working Capital Loans promulgated by the China Banking Regulatory Commission on February 12, 2010, the Borrower shall, within six months after the use of the credit granted, collect 35% of its sales proceeds through the account opened at the Lender, thus facilitating the Lender to monitor the withdrawal of funds.

Governing law: This letter of credit granting is governed by and interpreted in accordance with Chinese laws.

Jurisdiction: The Borrower agrees to accept the jurisdiction of the people’s court at the place where the Lender’s principal place of business is located. The Lender has the right to sue the Borrower in the people’s court in any other jurisdiction for this letter.

Place of performance of the contract: The place where the letter of credit granting is performed is the location of the principal place of business of the Lender.

Address and service: The Borrower confirms that the address listed herein or otherwise kept with the Lender for the purpose of the communication, or the address of the Borrower or its service agent (if applicable) shall be the address of receiving the notice or document (including documents sent by a court or arbitration institution or in connection with a lawsuit or arbitration) hereunder or related to the letter of credit granting or Credit Granting. In the case of any borrower, any such notice or document sent to or retained at or returned from the designated address above will be deemed to have been served on the borrower.

Without prejudice to the Bank’s relevant rights under any other documents, the Bank may disclose any information that you provide or is related to you to any member of the HSBC Group, the assignee or potential assignee of any partial credit granted, any supplier of the Bank or any creditor of you on a confidential basis.

This credit granting offer is valid until the end of business on February 12, 2019. You may accept this credit granting offer during the above period. In the event of no information of acceptance from you in the said period, the credit granting offer will be deemed invalid (unless otherwise agreed by the Bank).

You are kindly requested to appoint your authorized signatory to sign a copy of this letter and return it to the Bank to show your understanding and compliance with the terms and conditions of the letter of credit granting.

By signing a copy of this letter and returning it to the Bank, you are deemed to have accepted that the credit granted under this letter is a non-committed credit, and any content under this letter, including any terms relating to preconditions, representations and warranties, commitments or breach of contract (if any), will not prejudice the Bank’s right to suspend or cancel any unused credit, to disallow the use of any unused credit or to pursue any credit under the terms of this letter at any time.

The Bank looks forward to establishing mutually beneficial and lasting business relationships with you.

Best

Regards!

HSBC Bank (China) Co., Ltd. Shanghai Branch

/s/ Fan Xiaodan

Position: Business Director of Industry, Commerce and Finance Services

Authorized Signatory: Fan Xiaodan

Accept the above letter of credit granting

Shanghai Tonggou Information Science & Technology Co., Ltd.

Shanghai Tonggou Information Science & Technology Co., Ltd. (seal)

Wang Wei (seal)

Authorized Signatory:

(Official Seal):

Shanghai Tonggou Information Science & Technology Co., Ltd. (seal)

Date:

Special credit granting terms

Import credit granting

Purpose

This credit granting may only be used to meet the Borrower’s needs for working capital, including the purchase of goods, raw materials and production materials and other needs for working capital recognized by the Lender.

Service conditions for credit granted

1. The currency used for credit granting is RMB or any other currency agreed by the Lender.

2. Credit granted for post-shipment buyer’s loan (also known as unsecured import loan) relating to credit sales or for the payment of documents under documentary collection will be used for the payment by the Lender to the approved supplier which is subject to the decision and alternation independently by the Lender from time to time.

The service term of each credit granted under the Credit Granting will be not more than 90 days.

The Borrower shall submit an service application for credit granting that is satisfactory to the Lender in both form and content, and provide the documents on relevant transactions, including but not limited to copies of invoices, sales contracts, purchase orders and other trade documents, immediately upon submission of such application or upon request by the Lender independently, no matter prior to or after the use of the credit granted.

The Borrower makes the following representations and warranties to the Lender that it has obtained the import or export licenses applicable to and required for each underlying transaction and that in all material respects it will comply with the domestic and foreign laws and regulations of all jurisdictions relating to its operations, the documents it requires to be issued by the Lender and the items covered by such documents (including, if applicable, the transportation and financing of relevant goods).

Interest

The applicable interest rate for each credit granting in RMB under the credit granting for the post-shipment buyer’s loan related to credit sales or used to pay documents under the documentary collection is 122% of the applicable benchmark loan interest rate issued by the People’s Bank of China. During the service term of the credit granted, if the said interest rate changes, the applicable interest rate for the credit granting will remain unchanged.

Expenses

The Borrower shall pay the Lender the following expenses:

Expenses for handling import documents: 0.125%.

Default interest

The Borrower shall pay a default interest on the loan in RMB under the above-mentioned credit granting or the amount of the overdue payment (including the unpaid amount requested by the Lender) under overseas payment on behalf of others, from the payment date stipulated (including the date) to the actual payment date (including a date before or after the judgment), at the following interest rate: 150% of the applicable interest rate for the credit granting as set out above.

General credit granting terms

1. Description

The following terms apply to the credit granted by HSBC Bank (China) Co., Ltd. (operating through any one or more branches and sub-branches) (the “Bank”) to the Borrower and constitute an integral part of the letter of credit granting that is applicable to the Borrower as amended from time to time (including special credit granting terms and appendices (if any), the “Letter of Credit Granting”).

In the event that the terms and conditions are inconsistent with the rest of the Letter of Credit Granting, the other part of the Letter of Credit Granting will prevail in the case of credit granting under the Letter of Credit Granting.

If the appendix to the Letter of Credit Granting (if any) is inconsistent with the rest of the Letter of Credit Granting, the appendix shall prevail.

If the main text of the Letter of Credit Granting is inconsistent with the special credit granting terms of a certain credit granting, the latter shall prevail in respect of such credit granting (but without prejudice to the Bank’s rights to unilaterally suspend or cancel any unused credit, to disallow the use of any unused credit or to pursue any credit granted under the terms of the Letter of Credit Granting at any time).

2. Definition and interpretation

2.1 Definition

For the purpose of the terms and conditions and the Letter of Credit Granting,

The term “loan” refers to the loan or lending issued or will be issued under the credit granting or the (as the case may be) unpaid principal balance of the loan or lending at that time.

The term “fixing date” means for a calculation period:

(a) in the case of EURIBOR, the fixing date will be the first two TARGET days on the first day of the period;

(b) In the case of HIBOR, the fixing date will be the first day of the period;

(c) in the case of LIBOR, the fixing date will be the first two London working days on the first day of the period.

In any case, if the above information differs from the market practices of the relevant interbank market, the fixing date will be determined by the Lender in accordance with the market practice of the relevant interbank market (if the offer is usually given by leading banks in the relevant interbank market on several different dates, the fixing date will be the last day among these dates).

The term “EURIBOR” refers to any of the following interest rates quoted at 11:00 am on the fixing date for the period in which the period for use of the EUR and the credit granted and for use of the fund, if applicable, is the same for the purpose of a certain credit granting or (if applicable) use of funds:

(a) the applicable interest rate on the screen; or

(b) (in case of no applicable interest rate on the screen for the calculation period of use of the credit granted or (if applicable) use of the fund) the computative interest rate on the screen for use of the credit granted or (if applicable) use of the fund, or the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in EUR that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in EUR provided by the another bank for the relevant period); or

(c) (in case of no applicable interest rate on the screen for the currency of use of the credit granted or (if applicable) use of the fund) the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in EUR that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in EUR provided by the another bank for the relevant period);

If any such interest rate is below zero, EURIBOR will be treated as zero.

The term “working day” refers to the day when the Bank is generally opened for business in China.

The term “HIBOR” refers to any of the following interest rates quoted at 11:00 am on the fixing date for the period in which the period for use of the HKD and the credit granted and for use of the fund, if applicable, is the same for the purpose of a certain credit granting or (if applicable) use of funds:

(a) the applicable interest rate on the screen; or

(b) (in case of no applicable interest rate on the screen for the calculation period of use of the credit granted or (if applicable) use of the fund) the computative interest rate on the screen for use of the credit granted or (if applicable) use of the fund, or the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in HKD that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in HKD provided by the another bank for the relevant period); or

(c) (in case of no applicable interest rate on the screen for the currency of use of the credit granted or (if applicable) use of the fund) the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in HKD that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in HKD provided by the another bank for the relevant period);

If any such interest rate is below zero, HIBOR will be treated as zero.

The term “HSBC Group” refers to HSBC Holdings plc, its subsidiaries, related companies, associated institutions and organizations and branches thereof: members of or institutions under HSBC Group should give interpretations accordingly.

The term “calculation period” refers to the period of calculation of the benchmark loan interest rate issued by the People’s Bank of China, SHIBOR, EURIBOR, HIBOR or LIBOR, which is set out in the special credit granting terms on use of the credit granted or (if applicable) on use of the fund, in terms of use of a certain credit granted or (if applicable) use of funds.

The term “overseas entities” refers to individuals holding a foreign passport (other than a Chinese passport) or other entities established outside China.

The term “interest period” refers to each period determined under these terms and conditions for the calculation of interest on credit granting.

The term “LIBOR” refers to any of the following interest rates quoted at 11:00 am on the fixing date for the period in which the period for use of the USD and the credit granted and for use of the fund, if applicable, is the same for the purpose of a certain credit granting or (if applicable) use of funds:

(a) the applicable interest rate on the screen; or

(b) (in case of no applicable interest rate on the screen for the calculation period of use of the credit granted or (if applicable) use of the fund) the computative interest rate on the screen for use of the credit granted or (if applicable) use of the fund, or the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in USD that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in USD provided by the another bank for the relevant period); or

(c) (in case of no applicable interest rate on the screen for the currency of use of the credit granted or (if applicable) use of the fund) the interest rate quoted by the Lender which is applicable in the relevant interbank market for the fund in USD that may be borrowed in the relevant period (assuming that the Lender is required to accept a reasonable market amount of deposits in USD provided by the another bank for the relevant period);

If any such interest rate is below zero, LIBOR will be treated as zero.

The term “London working day” refers to the day on which commercial banks are generally opened for business (including interbank lending) in London (except Saturday and Sunday).

The term “interest rate on the screen” refers to:

(a) In the case of EURIBOR, the Euro Interbank Offered Rate for the relevant period which is displayed on the EURIBOR01 page of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays relevant interest rate) or is displayed on another appropriate information service page that publishes the relevant interest rate in place of Thomson Reuters from time to time (unrevised, recalculated or republished by the administrator), under the management by the European Money Markets Institute (or any other person responsible for managing the interest rate). If the page or service upon agreement no longer provides services, the Lender may, after consultation with the Borrower, designate other pages or services that display the relevant interest rate;

(b) in the case of HIBOR, the Hong Kong Interbank Offered Rate for the relevant period which is displayed on the HKABHIBOR page of the Reuters screen (or any replacement Reuters page which displays the relevant interest rate) or is displayed on another appropriate information service page that publishes the relevant interest rate in place of Reuters from time to time. If the page or service upon agreement no longer provides services, the Lender may, after consultation with the Borrower, designate other pages or services that display the relevant interest rate; and

(c) In the case of LIBOR, the relevant currencies and the London Interbank Offered Rate for the relevant period which is displayed on the LIBOR01 or LIBOR02 page of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays relevant interest rate) or is displayed on another appropriate information service page that publishes the relevant interest rate in place of Thomson Reuters from time to time, under the management by the ICE Benchmark Administration Limited (or any other person responsible for managing the interest rate). If the page or service upon agreement no longer provides services, the Lender may, after consultation with the Borrower, designate other pages or services that display the relevant interest rate.

The term “entities” refers to individuals, enterprises, companies, legal persons or unincorporated entities.

The term “SHIBOR” refers to the Shanghai Interbank Offered Rate.

The term “use of credit granted” refers to loans, overdrafts or other withdrawals or uses of credit granted, or extensions or renewals thereof.

The term “day of using credit granted” refers to the date on which the credit granted is used.

The term “application for use of credit granted” refers to an application or a request for use of credit granted.

The term “standard trade terms” refers to the standard trade terms of the Bank (as amended from time to time). The Borrower may obtain, read and print standard trade terms on this website www.gbm.hsbc.com/gtrfsll or obtain standard trade terms from its account manager. The “client” mentioned in the standard trade terms refers to the Borrower.

The term “TARGET2” refers to the Trans-European Automated Real-time Gross Settlement Express Transfer that was put into use on November 19, 2007 on the basis of a single sharing platform.

The term “TARGET day” refers to the date on which TARGET2 provides payment and settlement in EUR.

The term “overdraft” refers to the overdraft issued or to be issued under the overdraft credit granting or (as the case may be) the outstanding principal balance of the overdraft at that time.

The term “computative interest rate on the screen” refers to the interest rate calculated on the straight-line basis between the following two items (adjusted to the same decimal place of the two relevant interest rate on the screen) in terms of the EURIBOR, HIBOR or LIBOR for the use of a certain credit granted or (if applicable) use of the fund:

(a) the applicable interest rate on the screen for a period shortening than the maximum period (with an applicable interest rate on the screen for that period) for the calculation period of use of the credit granted or (if applicable) use of the fund; and

(b) the applicable interest rate on the screen for a period beyond the minimum period (with an applicable interest rate on the screen for that period) for the calculation period of use of the credit granted or (if applicable) use of the fund, which will subject to the quotation at 11 am on the fixing date in the currency concerned.

The term “foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank at that time when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on the Borrower.

The term “relevant interbank market” refers to the Chinese interbank market (in terms of the benchmark loan interest rate issued by the People’s Bank of China, SHIBOR or Renminbi), the European interbank market (in terms of EURIBOR or EUR), the Hong Kong interbank market (in terms of HIBOR or HKD) or the London interbank market (in terms of LIBOR or USD).

The term “Central Bank” refers to the People’s Bank of China (including its successor).

The term “benchmark loan interest rate issued by the People’s Bank of China” refers to

(a) the RMB benchmark lending rate over the same period with the credit granting for the use of a certain credit granted (except for the use of overdraft credits) issued by the Central Bank that is valid on the date of using the credit granted; and (b) the one-year RMB benchmark lending rate for the daily overdraft balance or the balance of the use of funds on a certain date issued by the Central Bank that is valid on that date.

The term “China” refers to the People’s Republic of China, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan for the purpose of the terms and conditions and the Letter of Credit Granting.

The term “fund interruption cost” refers to the difference of Item (a) less Item (b) below (if any):

(a) the interest that is presumed to be repayable and should have been received by the Bank on the last day of the interest period for a loan repaid in advance, during the period from the date of receipt of the loan to the last day of the current interest period of the loan;

(b) the gains that can be obtained the Lender for issuing a sum equal to the amount of the loan repaid in advance to the relevant interbank market, during the period from the first working day after the date of receipt of the loan to the last day of the above interest period.

2.2 Interpretation

(a) Any reference to the agreement or document refers to the agreement or document as amended, transferred, supplemented, renewed or re-stated from time to time.

(b) Any reference to the laws and regulations refer to the provisions as amended or re-enacted from time to time, including any alternative provisions.

(c) The word in the singular form includes its plural form, and vice versa.

(d) The amount in currency B equivalent to the amount in currency A shall, at any time, be calculated at the purchase price in currency A published by the Bank.

(e) The terms and conditions of the special credit granting of a certain credit granting under a credit granting period (if applicable) shall only apply to such credit under the credit period (if applicable).

(f) If there are two or more Borrowers:

(i) The “Borrower” should make explanation accordingly;

(ii) The Letter of Credit Granting is binding upon each Borrower, even if the Letter of Credit Granting is unbinding upon any other Borrower or any other person to whom it should be binding upon;

(iii) If all or part of the terms of the Letter of Credit Granting is unenforceable to any Borrower at any time for any reason (including any Borrower’s failure to sign the Letter of Credit Granting), the letter of credit is still binding upon other Borrowers and executable as if the letter of credit is only made by such other Borrowers;

(iv) The Bank may deal with any matter separately with any Borrower, including dissolving the Borrower’s liability at any degree without affecting the liability of any other Borrower; and

(v) Any Borrower does not enjoy the rights or relief to which other Borrower is entitled.

3 Calculation and payment of interest and other expenses

3.1 The accrued interest or other fees paid periodically under all credit granting shall be calculated and collected by day according to the actual days on a basis of 360 days a year, but the interest on the amount in GBP or HKD shall be calculated by day according to the actual days on a basis of 360 days a year.

3.2 The Lender and the Borrower may separately agree on the interest rate for any credit granting, use of any credit granting and any period. The interest rate shall be set out in the relevant application for use of credit granting or (if applicable) renewal notice, interest letter, amendment letter or other documents of the similar effect.

3.3 If any reference interest rate (e.g. LIBOR) used in the Letter of Credit Granting is less than zero, for the purposes of this Letter of Credit Granting, the interest rate shall be deemed as zero.

3.4 (a) The Borrower shall pay the interest arising from the use of the credit at the last day of each interest period for use of each credit under a credit granting. The interest period for use of each credit is equivalent to the initial period for use of the credit, or the duration in the special credit terms separately agreed by the Borrower and the Bank or in the application for use of credit granting for use of such credit. The interest period for use of credit granting begins from the date of using the credit granting or the last day of its previous interest period of used credit.

(b) Notwithstanding the paragraph (a) above, if a used credit is repaid or should be repaid in full, repaid in advance or otherwise paid off in full, or declared to be immediately and fully due and payable by the Bank, the current interest period for use of the credit shall end on the day when the credit is repaid or repaid in advance or paid off or should be paid (as published by the Bank).

(c) Notwithstanding the paragraph (a) above, the Borrower and the Bank may separately agree on the interest payment arrangements for the credit granting in the special credit terms of a certain credit granting.

3.5 The Borrower shall pay the default interest under the Letter of Credit Granting immediately upon request by the Lender.

3.6 The compound interest is calculated based on the unpaid interest (including overdue payments, excess payments or default interest on misappropriated funds) together with the default interest on overdue payments, excess payments or default interest on misappropriated funds for calculating, but should be due and payable immediately at any time.

3.7 If a loan is fully or partially paid off before its maturity date (no matter whether the loan expires early, the Bank exercises its right to repay any credit under the Letter of Credit Granting or the Borrower voluntarily repays the loan in advance), the Borrower should pay the cost of interruption of the funds to the Bank.

4 Issuance of loan, use of credit granting and repayment

4.1 Each credit or all credits under the Letter of Credit Granting are circulating credits. Any money used under such credit may be borrowed again in accordance with the terms of the Letter of Credit Granting, and any credit that have been used and repaid may be reused on the first working day following the repayment in accordance with the terms of the Letter of Credit Granting.

4.2 As for the trade credit, if the relevant transaction does not meet the Bank’s operational requirements for such credit, the Bank may refuse to allow the withdrawals under the trade credit at its discretion.

4.3 The Bank may, at its discretion, allow the Borrower to use the credit in a currency different from the currency contained under the Letter of Credit Granting.

4.4 The application for use of credit granting is irrevocable and will, together with the Letter of Credit Granting, form an agreement with respect to the credit once it is accepted by the Bank. If the application for use of credit granting is inconsistent with the Letter of Credit Granting, as for the use of credit in the application for use of credit granting, the application for use of credit granting shall prevail.

4.5 The Borrower shall repay or pay off the used credit on the relevant maturity date, unless otherwise agreed in the relevant special credit terms.

4.6 The Borrower shall not pay off any credit in advance. Except as otherwise agreed in the relevant special credit terms.

4.7 The minimum amount of approved advance repayment for some loans is RMB 1,000,000 or other amount agreed by the Bank.

5 Purpose

The Borrower shall use the funds provided by the Bank under the Letter of Credit Granting in strict accordance with the purposes listed in the Letter of Credit Granting and abide by the provisions of the Chinese laws and regulations regarding the use of credited funds. The Borrower shall not use the credited funds for any purpose prohibited by relevant Chinese laws and regulations, including but not limited to the use of credited funds for investment of share capital equity nature, or the use of credited funds for speculative operations in the securities market, futures markets, real estate market and other similar fields.

6 Market interference / increase in costs

In case of any change in any applicable law or regulation (or its interpretation) or the financial market in China, or as required by any regulatory agency/government department (whether or not it has legal effect), the Bank believes that the above factors cause the provision and maintenance of credit or increase in the cost of financing for credit, the changes in basis for calculation of spreads, deviations from the floating range of RMB interest rates allowed by Chinese laws or regulations (or their interpretation), and/or the decrease in net gains obtained by the Bank from credits as stated in this Letter of Credit Granting, the Bank reserves the right to re-determine any spreads, fees, other charges as stated in the Letter of Credit and the applicable term of benchmark interest rate for the central bank loan (if there is a RMB loan). The Bank may, at its discretion, charge a re-determined interest or expense after notifying the Borrower before reaching an agreement on the re-determined spread, fees, other charges or applicable benchmark interest rate. If the above-mentioned changes in laws and regulations or the requirements of any regulatory agency/government department are retroactive, for the added costs and/or reduced net gains of the Bank during the retrospective period, the Borrower should compensate the Bank within fifteen working days after the written notice. Unless the Bank’s compensation requirements conflict with the relevant Chinese laws and regulations or the requirements of the regulatory body/government department, the written notice issued by the Bank regarding such compensation requirements shall be the definitive evidence of the compensation payable by the Borrower to the Bank.

7 Guarantee added

If, in fact, or from the perspective of the Bank, if the Borrower or other Guarantor reduces the value of the guarantee provided for the credit under the Letter of Credit Granting, the Bank may require the Borrower to add a guarantee in the form and the substance satisfactory to the Bank.

The “guarantee” mentioned in this article includes both the guarantee of the object and the guarantee of the person. “Reduction of the value of the guarantee” includes the value not limited to the reduction of the absolute value of the collateral due to the decline in the market price of the collateral, the unfavorable change of the Guarantor’s credit status, and the decrease in value of reduction of guarantee limit or any form of cash guarantee amount or assessed value of the collateral due to fluctuations in exchange rate after conversion of the credit currency.

8 Issuance of loan fund

8.1 Unless otherwise specified in the special credit terms, the issuance of funds under the credit is subject to this clause.

8.2 The issuance of credited funds under each working capital credit exceeding the payment limit as specified in the special credit terms of the credit shall be subject to “the Bank’s entrusted payment”. The Borrower confirms that the Bank may, from time to time, re-examine and amend the payment limit for “Bank’s entrusted payment”.

Under the Bank’s entrusted payment method, if the Bank receives the following documents three working days before the date of the proposed credit use, and the Bank confirms that the relevant transaction price is due and payable and meets the purposes agreed by the Letter of Credit Granting after reviewing the relevant transaction materials, the Bank will, on the date of the proposed credit use, pay the credited funds to the loan issuance account and the credited fund to the Borrower’s counterparty according to the Borrower’s payment instruction on the same day.

(a) the original application for use of credit for proposed credit use;

(b) a copy of the transaction data as need by the payment supported by the credited funds, which is the same as the original; and

(c) the original of the entrusted payment instruction instructing the Bank to pay the credited funds to the relevant third-party counterparty.

If the Borrower’s self-payment method is adopted, after receiving the Borrower’s application for use of credit granting, the Bank will release the relevant credited funds to the Borrower’s loan issuance account: the Borrower can then pay the credited funds to the third party by itself. The Borrower shall confirm the use of all credited funds independently paid by the Borrower to the Bank on a quarterly basis in the form and content satisfactory to the Bank, and provide the evidence and supporting documents related to the above use at the request of the Bank.

8.3 In respect of the Bank’s entrusted payment, the Borrower hereby promises the following to the Bank:

(a) The Borrower, as the payment obligor under the relevant transaction, shall assume overall responsibility for the appropriateness and/or correctness of each payment made under the Bank’s entrusted payment method. The Bank’s review of the transaction data and act of payment does not relieve or mitigate the Borrower’s liability.

(b) The Borrower shall not direct the Bank to pay any credited funds to the Borrower’s account of the same name in another bank, unless the Borrower’s payment must be made through the account of the same name in another bank and the Borrower must provide the documents satisfactory to the Bank to ensure the use of credited funds paid to the accounts of the same name in another bank is in compliance with the regulations.

(c) The Borrower shall not split a large sum of money into several parts for the purpose of evading the Bank’s entrusted payment.

9 Fees, taxes and deduction authorization

9.1 The Bank and the Borrower shall pay the stamp duty payable on the credit respectively.

9.2 All fees (including but not limited to attorneys’ fees and excluding stamp duty) incurred by the Bank at the request of the Borrower for the modification and reorganization of credit or exercise of the Bank’s rights shall be fully compensated by the Borrower.

9.3 All principal, interest, expenses and other expenditures shall be paid in full by the Borrower and the Borrower shall not deduct any tax payment, taxes, tax revenue, customs duties for any payable by the Borrower or withhold the payment of any nature.

9.4 The Bank may, at any time, offset any due debts owed by the Borrower to the Bank (including but not limited to the principal, interest and other expenses and payments due and payable under the Letter of Credit Granting or in connection with the Letter of Credit Granting) against any due or undue debts owed by the Bank to the Borrower, regardless of whether the payment place, bookkeeping bank or currency type of the above debts is identical. With respect to the above offset, the Borrower needs not to issue further instructions or the Bank needs not to notify the Borrower in advance; therefore, the Bank does not assume any responsibility to the Borrower. If the currency types of the above debts are different, the (related) Borrower authorizes the Bank to exchange any debt for the purpose of the above-mentioned offset and according to the foreign exchange rate in its usual business.

10 Standard terms of trade

The Letter of Credit Granting and any request for trade services under the Letter of Credit Granting will include the standard terms of trade, as if the standard terms of trade have been fully included in the Letter of Credit Granting or request. Borrower:

(a) confirm that it has read and understood the standard terms of trade; and

(b) agree that the Letter of Credit Granting and any request on trade services under the Letter of Credit Granting will include standard terms of trade, which shall apply to the requested trade services.

11 Transfer

The Bank is entitled to transfer all or any part of its rights and/or obligations in the Letter of Credit Granting or in connection with the Letter of Credit Granting to any person after making written notice to the Borrower(without the consent of the Borrower).

12 Related-party transactions

Article 83 of the Banking Ordinance in Hong Kong and the Administrative Measures of the China Banking Regulatory Commission for Related-party Transactions between Commercial Banks and their Insiders or Shareholders (the “Administrative Measures”) have provided the restrictions on the release of loans made by the Bank to the persons related to the Bank’s directors or employees or with the nature of related transaction. When confirming the Letter of Credit Granting, the Borrower shall, in accordance with Article 83, inform the Bank whether the Borrower has any form of relationship with The Hong Kong and Shanghai Banking Corporation Limited or any of the directors or employees of the bank or whether the Borrower is a “related party” as defined by the CBRC’s Administrative Measures for Related-party Transactions. If the Borrower fails to make the above notice, the Bank will assume that the Borrower has no such relationship. If the Borrower has the above relationship after confirming the Letter of Credit Granting, the Borrower shall immediately inform the Bank in writing.

13 Compliance action

The Borrower knows and agrees:

(a) the Bank and other members of the HSBC Group are required to comply with the laws and regulations of multiple jurisdictions and the requirements of public transit agencies operated in multiple jurisdictions, including laws, regulations and requirements related to the matters as follows: (i) prevent money laundering, terrorist financing, corruption, tax evasion and provision of financing and other services to persons or entities that may be subject to economic or trade sanctions; or (ii) investigate, prosecute or exercise rights as a result of any person violating any laws and regulations;

(b) The Bank may take and may instruct other members of HSBC Group to take actions that the Bank fully and independently considers appropriate (“Compliance Actions”) to prevent or investigate criminal acts or potential violations of the sanctions regime, or the Bank may comply with relevant laws, regulations, sanctions regime, international guidelines, relevant procedures of HSBC Group and/or directives of public, regulatory or industry bodies related to any member of HSBC Group. These compliance actions include: intercepting and investigating any payment, communication or instruction; and further inquiring whether the individual or entity is bound by the sanctions regime; and

(c) Any loss (including direct or indirect losses, or loss of revenue, data or benefits) or delays undertaken or incurred by any party, in whole or in part, by (i) any action taken by the Bank, or the Bank’s delay in the performance or non-performance of any of the Bank’s obligations under this Letter of Credit Granting, or (ii) any act taken by the Bank or any member of HSBC Group according to the compliance action, the Bank or any member of HSBC Group will not bear any liability to the Borrower.

Pledge Registration Agreement on Accounts Receivable

The Agreement was signed by the Parties on November 19, 2018:

(A) Pledgor: Shanghai Tong Gou Information Technology Co., Ltd. (hereinafter referred to as “Pledgor”) and

(B) Pledgee: Shanghai Branch of HSBC Bank (China) Company Limited (hereinafter referred to as “the PPledgee”).

About: the Pledge Agreement on Accounts Receivable signed by the Pledgor and the Pledgee on November 19, 2018 (hereinafter referred to as the “Pledge Agreement”)

1.	The terms defined in the Pledge Agreement shall have the same meaning as used in the Agreement, except as otherwise defined herein.

2.	The Pledgor agrees and confirms:

(a)

For any and all accounts receivable pledged to the Pledgee under the Pledge Agreement, the Pledgor authorizes the Pledgee to register the pledge under the Pledge Agreement in accordance with applicable laws and regulations.

(b)

If the accounts receivable pledged by the Pledgor to the Pledgee under the Pledge Agreement is the Pledgor’s total of existing and future accounts receivable for any account debtor or any assets, the Pledgor authorizes the Pledgee to register the pledge of all accounts receivable within the scope permitted by applicable laws and regulations in a manner as the Pledgee deems appropriate.

(c)

At the request of the Pledgee, the Pledgor shall sign the pledge or transfer notice of the debtor of the accounts receivable for the pledge or transfer of the relevant receivables, and procure the debtor of the accounts receivable to cooperate in and confirm the relevant transfer, pledge and/or registration.

3.	For the purposes of the above registration, the Pledgor irrevocably authorizes the Pledgee:

(a)

The pledge registration is extended during the pledge period and before the registration period expires (When the maximum registration period allowed by the registration authority is shorter than the pledge period):

(b)

When the name of the Pledger’s company name and the information of the Pledger recorded in the other registration system are changed, the information on the Pledger in the pledge registration will be changed. For this purpose, the Pledgor shall promptly notify the Pledgee of the relevant changes and submit relevant supporting documents;

(c)	Upload the contents of the Agreement to the registration system as required by the registration authority.

4.

The pledge made by the Pledgor according to the Pledge Agreement is an exclusive pledge, while the Pledgor shall not transfer or pledge the relevant accounts receivable to any third party other than the Pledgee.

5.	The Agreement shall be governed by Chinese law.

6.	The Agreement is an integral part of and supplement to the Pledge Agreement. The matters not covered in the Agreement shall be subject to the Pledge Agreement.

Signed by the Pledgor:

Pledgor: Shanghai Tong Gou Information Technology Co., Ltd.

Signature of authorized signatory: Special Seal for the Finance of Shanghai Tong Gou Information Technology Co., Ltd. (Seal) Wang Wei (Seal)	Signature of authorized signatory:	Corporate seal Shanghai Tong Gou Information Technology Co., Ltd. (Seal)
Name: /s/ Wang Wei	Name

Signed by the Pledgee:

Pledgee: Shanghai Branch of HSBC Bank (China) Company Limited

Signature of authorized signatory:	Signature of authorized signatory:
/s/ Fan Xiaodan
Name	Name
Fan Xiaodan

To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Personal Letter of Guarantee (Single Beneficiary)

1.	Definition

1.1.	Definition

“Bank” refers to HSBC Bank (China) Company Limited and its successors and transferees, including any of its branches.

“Bank credit” refers to the credit or other credits provided or continuously provided by the Bank for the client or (as required by the client).

“Client” refers to all or any one or more persons whose names and addresses are listed in the appendix.

“Period of determining the creditor’s rights” refers to the period from the date of signing of the Letter of Guarantee to the date of one (1) calendar month after the Bank receives a valid notice of termination.

“Default interest” refers to the interest calculated according to the interest rate specified by the Bank (or the interest rate same as the default interest rate on the guaranteed amount assumed by the client in case of no specified interest rate); if such interest fails to be paid on time as specified by the Bank, the compound interest must be collected monthly.

“Foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank at that time when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on the Guarantor.

“Guaranteed amount” refers to (i) all contractual monetary obligations in any currency incurred by the client and owed to the Bank at any time during the period of determining the creditor’s rights; whether such debts are owed payment under the Bank credit, amount related to the Bank credit, payment owed either separately or jointly with any other person, or actual, contingent, current or future owed payment in any capacity (including in the capacity of the principal debtor or the Guarantor), and (ii) all interest (including interest penalty, if any) arising on such debts (before the claim or judgment and after the claim or judgment); In order to avoid ambiguity, all debts owed by the client to the Bank at the beginning of the period of determining the creditor’s rights are parts of the guaranteed amount and are guaranteed under the Letter of Guarantee.

“Guarantor” refers to all or any one or more persons whose names and addresses are listed in the appendix.

“Debt ceiling” refers to the amount of debt ceiling stated in the appendix; if the currency of any guaranteed amount is different from that of the debt ceiling, and the amount expressed in the currency of the debt ceiling equivalent to the guaranteed amount calculated according to the foreign exchange rate applicable at that time increases after the occurrence of guaranteed amount, the debt ceiling shall increase by the same amount of the guaranteed amount.

“Persons” include individuals, firms, companies, legal persons and groups without legal personality.

“China” refers to the People’s Republic of China, excluding Hong Kong SAR, Macao SAR and Taiwan Region for the purposes of the Letter of Guarantee.

“Notice of termination” refers to the notice of termination issued according to Article 3.1.

1.2.	Interpretation

(a)

In the case of two or more clients, the guaranteed amount shall include all payments and debts owed by the person either separately or jointly with any other person, and the “client” shall be explained accordingly.

(b)	In case of two or more Guarantors:

(i)	The “Guarantor” shall be explained accordingly;

(ii)	The obligations of the Guarantor under the Letter of Guarantee shall be joint and several;

(iii)	The Letter of Guarantee may be deemed as a separate guarantee issued by each Guarantor in respect of the guaranteed amount;

(iv)	The Letter of Guarantee is binding upon each Guarantor, even if it is not binding upon any other Guarantor or any other person whom it should be binding upon;

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(v)

If all or part of the terms of the Letter of Guarantee is unenforceable to any Guarantor at any time for any reason (including due to the failure of any Guarantor to sign the Letter of Guarantee), the Letter of Guarantee shall be still binding upon other Guarantors and executable as if the Letter of Guarantee is only made by such other Guarantors;

(vi)	The Bank may deal with any matter separately with any Guarantor, including dissolving the Guarantor’s liability at any degree without affecting the liability of any other Guarantor; and

(vii)	Any Guarantor shall not enjoy the rights or relief of other Guarantors.

(c)

Any agreement or document refers to the agreement or document as amended, transferred, supplemented, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

2.	Guarantee

2.1.

The Guarantor and the client shall assume several liabilities for the guaranteed amount, and guarantee that the guaranteed amount will be paid immediately to the Bank upon request, provided that the total amount paid by the Guarantor under the Letter of Guarantee does not exceed the debt ceiling under any circumstance.

For the avoidance of doubt, the Guarantor’s warranty obligations under the Letter of Guarantee cover the guaranteed amount owed to any branch of the Bank.

2.2.

The Guarantor shall pay the default interest on the guaranteed amount from the date on which the Bank requests the Guarantor to pay the guaranteed amount until the Bank receives the full guaranteed amount. During this period, no matter whether a litigation or other circumstance of restricting the payment of the Guarantor occurs, the default interest shall be continuously calculated.

2.3.	The Guarantor shall fully compensate the Bank for all expenses (including the attorney fee) incurred in the execution of the Letter of Guarantee.

2.4.	To avoid ambiguity, the Guarantor’s liability under Articles 2.2 and 2.3 shall not be limited to the debt ceiling.

2.5.	A certificate of debts signed by any appropriately authorized staff of the Bank shall, in the absence of any obvious error, be a final proof of the unpaid guaranteed amount for the Guarantor.

2.6.	Under the Letter of Guarantee, the warranty period for any guaranteed amount shall be two years from the maturity date of the portion as defined in Item (i) of the guaranteed amount.

3.	Continuity and additional warranty

3.1.

The Guarantor may notify the Bank of the termination of the Letter of Guarantee (“termination”) in writing at least one calendar month prior to the proposed termination date. The Letter of Guarantee is a continuing guarantee and provides guarantee for all guaranteed amount until the expiration of one calendar month after the Bank receives the notice of termination. The Guarantor agrees that the Letter of Guarantee and the period of determining the creditor’s rights will not terminate under any other circumstances (including but not limited to any of the circumstances described in Article 6 below) except as provided in this Article 3. In the event that the Letter of Guarantee or the period of determining the creditor’s rights will be terminated in accordance with the law, the Guarantor shall be deemed to have re-signed the Letter of Guarantee with the Bank immediately upon termination and issue it, and shall indemnify the Bank for all costs, penalties, damages and other losses arising from such termination.

3.2.

Notwithstanding the notice of termination, the Letter of Guarantee shall continue to be valid for the actual, contingent or onerous guaranteed amount of the client or the guaranteed amount of the client to be onerous before the termination (together with interest and other payments payable in respect of such guaranteed amount after the termination), and the Guarantor guarantees that the guaranteed amount (together with interest and other payments payable in respect of such guaranteed amount after the termination) shall be paid to the Bank upon request, whether the request is made before, at the end of, or after the termination.

3.3.

The notice of termination may not be sent within the shortest period as listed in the appendix hereto, otherwise it shall be deemed to be invalid. In case that the shortest period is not filled in the appendix, this Article 3.3 shall not be applicable.

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3.4.

In the case of two or more Guarantors, the Bank may deem the notice of termination not issued by the entire Guarantors to be only used for terminating the liability of the Guarantor who issues such notice of termination, without affecting or terminating the liabilities of other Guarantors, and the Letter of Guarantee shall continue to be binding on such other Guarantors as if it were made solely by such other Guarantors.

3.5.

The Letter of Guarantee is an additional guarantee based on any other warranties, mortgages, pledges or other guarantees held by the Bank, and is not subject to or affected by any such other warranties, mortgages, pledges or other guarantees. Where the Guarantor has provided the Bank with any other guarantee with respect to the guaranteed amount, the limit of the guarantee liability of the Guarantor for the guaranteed amount to the Bank shall be the sum of the “debt ceiling” under all such guarantees (including the Letter of Guarantee), unless otherwise expressly provided in the appendix.

3.6.

The Letter of Guarantee shall be not affected by any other warranties, mortgages, pledges or other guarantees held by the Bank, and may be performed, regardless of the existence or waiver of any such other warranties, mortgages, pledges or other guarantees. The Bank has no obligation to execute any other warranties, mortgages, pledges or guarantees (whether they are provided by the client, Guarantor or any other person), exercise any rights or require the client or any other person to make payment, prior to the execution of the warranty hereunder.

4.	Payment

4.1.

The Guarantor shall pay the Bank as required by the Bank, and shall not have any kind of offset, counterclaim, withholding or condition. However, if the Guarantor is required by law to make such a withholding, the amount payable of the Guarantor needs to be increased, so that the amount actually received by the Bank is equivalent to the Bank’s amount receivable when the above-mentioned withholding is not required to be made.

4.2.

The currency of the payment made by the Guarantor to the Bank shall be the same as the currency used for the relevant guaranteed amount, or if the Bank agrees in writing, the Guarantor may pay in another currency. If the payment is made in another currency, such currency shall be exchanged at the foreign exchange rate.

4.3.

No payment hereunder paid to the Bank in accordance with any judgment, court order or for other reason may relieve the Guarantor’s liability for payment, unless and until the Bank has received all the payables in the currency specified herein, and when any such payment is made, resulting in the insufficient amount due to the exchange of the currency stipulated in such liability at the exchange rate, the Guarantor shall bear the amount of such shortfall.

4.4.

Any amount related to the guaranteed amount paid to the Bank may be used to pay off the guaranteed amount, or it may be credited to the account determined by the Bank (including the temporary account).

4.5.

In case of any relevant guaranteed amount paid to the Bank to be returned, or any payment, guarantee or other disposals to be invalid, revoked or returned, due to any law relating to insolvency, bankruptcy or liquidation or for any other reasons, and any exemption, dissolution or arrangement made by the Bank based on such payment, guarantee or other disposals, the Guarantor’s liability hereunder shall continue or be resumed, as if such payment, exemption, dissolution or arrangement had never happened. This article shall remain in force after the termination or expiration of the Letter of Guarantee.

5.	Offset

The Bank may use any credit balance on any account of the Guarantor in the Bank to pay off the guaranteed amount at any time without notice, regardless of whether the place of payment, bookkeeping bank or currency is the same thereof. For this purpose, the Bank may use the credit balance of such an account at a foreign exchange rate to purchase other currencies that may be required to be used for paying off the guaranteed amount.

6.	Waiver of defense

The Guarantor hereby approve and agree to the following content, and agree that various obligations hereunder shall not be released, weakened, damaged, reduced or adversely affected by any of the following content, and that it may waive any legal or other right (including but not limited to the right to be notified) which may be separately owned, and which is caused by or related to any of the following content:

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(a)	Any amendment or change to the clauses on the bank credit, or any extension or renewal of the bank credit;

(b)

Any adjustment, grace, extension, grace period, waiver, consent or compromise which may be granted or given by the Bank to the client, the Guarantor or any other person who is obligated to pay any or all of the guaranteed amount;

(c)

Any warranties or guarantees at any time that are in connection with all or any part of the guaranteed amount or that are used to warrant or guarantee the payment for all or any part of the guaranteed amount are discharged, changed, subordinated or lost;

(d)

The Bank or any other person fails to perform the obligation of prudence and reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

(e)	In the case of two or more Guarantors, the Bank (i) does not claim to other Guarantors for its rights hereunder or (ii) waives such rights;

(f)	The client is reorganized or merged by any other person or reorganizes or merges with any other person;

(g)	Any terms of the letter of credit, loan contract and/or similar financing documents relating to the guaranteed amount are invalid or unenforceable;

(h)

The Bank suspends or cancels any bank credit to the client, or does not allow the client to use any bank credit, or asks the client to repay the guaranteed amount or any other payment immediately or in advance;

(i)	Bankruptcy or similar procedure of the client, Guarantor or any other person; or

(j)	In case of no this article, any other act or omission of any part of the Guarantor’s obligations hereunder may be exempted.

7.	The Guarantor as the principal debtor

The Guarantor’s liability hereunder shall not be relieved or otherwise affected, due to any agreement or arrangement made by and between the Bank and the client or any other person, or any legal restriction which relieves the Guarantor’s liability to any extent in case of no this clause, no legal capacity, legal incapacity or any other actions, omissions or circumstances. The Guarantor’s warranty obligations hereunder shall still cover any guaranteed amount that may not be recoverable from the client for any such reason, and the Guarantor shall fully compensate the Bank for such guaranteed amount immediately upon the request of the Bank, and simultaneously pay the payable default interest as specified in Article 2.2.

8.	Subordinate

8.1.

Before the Bank receives the full guaranteed amount, the Guarantor may not exercise any subrogation right, right of compensation, right of set-off or counterclaim right against the client, or exercise any participation right of any guarantee held by the Bank for the guaranteed amount, or unless the Bank proposes such request, the creditor’s right may not be proved in the bankruptcy or liquidation of the client. The Guarantor shall enable any payment recovered through the exercise of any such rights to be held by the Bank’s benefit trust, and shall pay such payment to the Bank immediately upon receipt of such payment.

8.2.

The Guarantor has not accepted any guarantee from the client, and the Guarantor agrees it will not accept any guarantee from the client before the Bank receives the full guaranteed amount. Any guarantee accepted by the Guarantor in violation of this clause shall be held by the Bank’s benefit trust as a guarantee of the guaranteed amount, and all payments related to such guarantee received at any time must be paid to the Bank immediately upon receipt.

9.	No waiver

Any failure to exercise or delay in exercising any right or remedy hereunder shall not be deemed a waiver of such right or remedy, and any separately or part exercise of any right or remedy shall not prejudice any further exercise or otherwise exercise of such right or remedy or the exercise of any other rights or remedies.

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10.	Consent

The Guarantor agrees that the Bank may disclose the information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) to the following persons and/or obtain such information from the following persons for the purposes deemed reasonable and appropriate by the Bank:

(a)

Any agent, contractor or third party service provider (whether within or outside China) that provides the Bank with services including administrative, telecommunications, computer, payment, program processing or other banking-related services;

(b)	Credit counseling service institution;

(c)	Any person to whom the Bank is obligated to make disclosure in accordance with any applicable law, regulation or judicial procedure;

(d)	Any company subordinate to HSBC Group, namely, HSBC Holdings plc and all its affiliated companies and subsidiaries at all levels (including any of their agents or

(e)	Any actual or potential participant or sub-participant of the guaranteed amount (or any part thereof).

If such information includes personal or other information of the Guarantor, any third party or individual, the Guarantor shall confirm and warrant that it has agreed and obtained the consent of such third party or individual, agreeing to provide such information for the Bank for such purposes and to disclose the same to persons mentioned in this article. The Guarantor will bear and compensate the bank for all costs, fines, damages and other losses caused by the Guarantor’s violation of any provision of this article.

11.	Transfer

The Guarantor may not transfer or assign any of its rights or obligations hereunder. The Bank may transfer all or any part of rights of the Bank hereunder to the person who accepts the transferred all or any part of the guaranteed amount.

12.	Severability

Where any clause hereof is or become illegal, invalid or unenforceable in any aspect in any judicial district, the legality, validity and enforceability of other clauses hereof in such judicial district and the legality, validity and enforceability of such clause and other clauses in other judicial district shall not be affected or impaired thereby.

13.	Governing laws and jurisdiction

13.1.	The Letter of Guarantee shall be governed by Chinese laws.

13.2.

The Guarantor agrees to submit the jurisdiction of the Chinese court where the main place of the Bank’s branch indicated on the first page is located. No provision in Article 13.2 restricts the Bank’s right to file a lawsuit against the Guarantor with any other court with appropriate jurisdiction in respect of the Letter of Guarantee.

14.	Address and service

The Guarantor confirms that the address listed herein or otherwise kept in in the Bank for the purpose of the communication, or the address of the Guarantor or its service agent (if applicable) shall be the address of receiving the notice or document (including documents sent by a court or arbitration institution or in connection with a lawsuit or arbitration) hereunder or related to the Letter of Guarantee. For the Guarantor, any notice or document sent to, retained in or returned from the above-mentioned designated address, or the domicile or place of residence of the Guarantor will be deemed to have been served on the Guarantor.

15.	Signature

The Letter of Guarantee has been executed by the Guarantor on the date set out in the appendix.

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Appendix

Details of the client

Name	Address

Shanghai Tonggou Information Science & Technology Co., Ltd.	Room 302, 3/F, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai, China

Details of the Guarantor

Name	Address

Wang Ying	***

Name	Address

Zeng Qingchun	***

Amount of the debt ceiling:

CNY11,000,000

Minimum period

XX month(s) from the execution date of the Letter of Guarantee.

Execution date of the Letter of Guarantee

November 19, 2018

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Signed by the Guarantor:

Guarantor: Wang Ying

Signature /s/Wang Ying

Identity certification type and No. ID card No. ***

Guarantor: Zeng Qingchun

Signature /s/Zeng Qingchun
Identity certification type and No. ID card No. ***

7

(Cross Border Approach)
To:	HSBC BANK (CHINA) COMPANY LIMITED SHANGHAI BRANCH	(Name of Bank)
	27/F, HSBC BUILDING, SHANGHAI IFC, 8 CENTURY AVENUE, PUDONG, SHANGHAI, CHINA	(Address of Bank’s Office)

LETTER OF GUARANTEE (Limited Amount)

1.	Definitions

“Bank” means the Bank named above or any person who is entitled at any future date to exercise all or any of the Bank’s rights under this Guarantee;

“Banking Facilities” means such facilities as the Bank may make or continue to make available to the Customer or to any other person at the request of the Customer at any branch or office of the Bank and whether now or in the future;

“Customer” means all or any one or more persons whose names and addresses are specified in the Schedule;

“Default Interest” means interest charged at the rate of 6% per annum over the Bank’s best lending rate or such other rate as the Bank may notify the Guarantor from time to time, compounded monthly if not paid on the dates specified by the Bank;

“Exchange Rate” means the rate for converting one currency into another currency which the Bank determines to be prevailing in the relevant foreign exchange market at the relevant time, such determination to be conclusive and binding on the Guarantor;

“Guaranteed Monies” means (i) all monies, obligations and liabilities in any currency whenever and however due, owing or incurred, whether with or without the Guarantor’s knowledge or consent and due, owing or incurred by the Customer to the Bank at any branch or office at any time, whether separately or jointly with any other person, actually or contingently whether presently or in future in any capacity including as principal or as surety; (ii) interest (both before and after any demand or judgment), to the date on which the Bank receives payment, at the rates payable by the Customer or which would have been payable but for any circumstance which restricts or prohibits payment; (iii) any amount due under the indemnity in Clauses 9 and 16.03 below; and (iv) all costs, expenses and fees incurred or charged by the Bank in enforcing this Guarantee on a full indemnity basis;

“Guarantor” means all or any persons whose names and addresses are specified in the Schedule together with their executors, administrators, successors and assigns;

“Maximum Liability” means (i) the Specified Sum; (ii) Default Interest on that sum; and (iii) expenses of the Bank in enforcing this Guarantee on a full indemnity basis; where a liability for Guaranteed Monies is incurred in a currency different from the currency in which the Maximum Liability is stated and the equivalent of that liability in the currency in which the Maximum Liability is stated, calculated at the Exchange Rate, has increased since it was incurred, that increase shall be added to the Maximum Liability;

“person” includes an individual, firm, company, corporation and an unincorporated body of persons;

“Process Agent” means the person, if any, whose name and address are specified in the Schedule; and

“Specified Sum” means the sum specified as such in the Schedule.

2.	Interpretation

2.01

Where there are two or more persons comprised in the expression “the Customer” the Guaranteed Monies shall include all monies and liabilities due owing or incurred to the Bank by such persons whether solely or jointly with one or more of the others or any other person(s) and the expression “the Customer” will be construed accordingly.

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2.02

Where the persons comprised in the expression “the Customer” are carrying on business in partnership under a firm name or are trustees of a trust the Guaranteed Monies (notwithstanding any change in the composition of that partnership) shall include the monies and liabilities which shall at any time be due owing or incurred to the Bank by the person(s) from time to time carrying on the partnership business under that name or under any name in succession thereto and includes those due from all persons from time to time being trustees of that trust and the expression “the Customer” shall be construed accordingly.

2.03	Where there are two or more persons comprised in the expression “the Guarantor” the obligations of each such person as Guarantor under this Guarantee shall be joint and several.

3.	Guarantee

3.01	In consideration of the Banking Facilities, the Guarantor guarantees to pay the Guaranteed Monies to the Bank on demand.

3.02	The liability of the Guarantor under this Guarantee shall not exceed the Maximum Liability.

3.03

The Guarantor shall, subject to Clause 3.02, pay Default Interest (to the extent that it is not paid by the Customer) on the Guaranteed Monies from the date of demand by the Bank on the Guarantor until the Bank receives payment of the whole of the Guaranteed Monies (both before and after any demand or judgment or any circumstances which restrict payment by the Customer).

3.04	A certificate of balance signed by any duly authorised officer of the Bank shall be conclusive evidence against the Guarantor of the amount of the Guaranteed Monies owing at any time.

3.05

The Bank shall be entitled to retain this Guarantee and any security it has in respect of the Guaranteed Monies until it is satisfied that any repayment of the Guaranteed Monies will not be avoided whether as a preference or otherwise.

4.	Continuing and Additional Security

4.01

This Guarantee is a continuing security and shall secure the whole of the Guaranteed Monies until one calendar month after receipt by the Bank of notice in writing by the Guarantor or a liquidator, receiver or personal representative of the Guarantor (in the event of the death of the Guarantor) to terminate it. In the case of the Guarantor’s death, this Guarantee shall remain binding as a continuing guarantee on that Guarantor’s heirs, executors, successors or administrators until the expiry of notice given in accordance with this Clause. Nevertheless and despite the giving of such notice, this Guarantee shall continue to apply to the Guaranteed Monies in respect of which the Customer is or becomes actually or contingently liable up to such termination and the Guarantor guarantees to pay such Guaranteed Monies to the Bank on demand whether that demand is made before, at the time of or after such termination.

4.02

Where there is more than one person comprised in the expression the “Guarantor”, any notice under Clause 4.01 above may be given by any one of the persons comprising the Guarantor. The Bank will treat any such notice as terminating that Guarantor’s liability to the extent provided in Clause 4.01 without affecting or terminating the obligations or liability of any other person comprising the Guarantor and this Guarantee shall continue to bind those persons as a continuing guarantee.

4.03	This Guarantee is in addition to, shall not be affected by and may be enforced despite the existence of any other guarantee or security held by the Bank.

4.04

Where there is more than one person comprised in the expression “the Guarantor”, if for any reason this Guarantee is not or ceases to be binding on any Guarantor, it shall subject to Clause 3.01 remain binding as a continuing security on the remaining person(s) comprising the Guarantor.

4.05	The obligations of the Guarantor under this Guarantee shall not be affected by any of the following:

(i)	any part payment of the Guaranteed Monies by the Customer or any other person;

(ii)	any change in the name or constitution of the Customer, the Guarantor or the Bank;

(iii)	any merger, amalgamation, reconstruction or reorganisation affecting the Customer, the Guarantor or the Bank;

(iv)	the death, mental incapacity, bankruptcy, insolvency, liquidation or administration of the Customer or the Guarantor; and

LETTER OF GUARANTEE (Limited Amount)	Page 2/10

(v)	any other act, omission, event or circumstance which but for this provision would discharge any Guarantor from liability under this Guarantee.

5.	Customer’s Accounts

The Bank may, at any time and despite the termination of this Guarantee, continue any existing account and open any new account in the name of the Customer and no subsequent transactions, receipts or payments involving such new accounts shall affect the liability of the Guarantor.

6.	Payments

6.01

Payments by the Guarantor shall be made to the Bank as specified by the Bank without any set-off, counterclaim, withholding or condition of any kind except that, if the Guarantor is compelled by law to make such withholding, the sum payable by the Guarantor shall be increased so that the amount actually received by the Bank is the amount it would have received if there had been no withholding.

6.02

Payment by the Guarantor to the Bank shall be in the currency of the relevant liability or, if the Bank so agrees in writing, in a different currency, in which case the conversion to that different currency shall be made at the Exchange Rate. The Bank shall not be liable to the Guarantor for any loss resulting from any fluctuation in the Exchange Rate.

6.03

No payment to the Bank under this Guarantee pursuant to any judgment, court order or otherwise shall discharge the obligation of the Guarantor in respect of which it was made unless and until payment in full has been received in the currency in which it is payable under this Guarantee and, to the extent that the amount of any such payment shall, on actual conversion into such currency, at the Exchange Rate, fall short of the amount of the obligation, expressed in that currency, the Guarantor shall be liable for the shortfall.

6.04

Any monies paid to the Bank in respect of the Guaranteed Monies may be applied in or towards satisfaction of the same in such manner as determined by the Bank or placed to the credit of such account (including a suspense or impersonal account) and for so long as the Bank may determine pending the application from time to time of such monies in or towards the discharge of the Guaranteed Monies.

6.05

If any monies paid to the Bank in respect of the Guaranteed Monies are required to be repaid by virtue of any law relating to insolvency, bankruptcy or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee as if such monies had not been paid.

7.	Set-off

The Bank may, at any time and without notice, apply any credit balance to which the Guarantor is entitled on any account with the Bank in or towards satisfaction of the Guaranteed Monies. For this purpose, the Bank is authorised to purchase, at the Exchange Rate, such other currencies as may be necessary to effect such application with the monies standing to the credit of such account.

8.	Lien

The Bank is authorised to exercise a lien over all property of the Guarantor coming into the possession or control of the Bank, for custody or any other reason and whether or not in the ordinary course of banking business, with power for the Bank to sell such property to satisfy the Guaranteed Monies.

9.	Guarantor as Principal Debtor

As a separate obligation, the Guarantor shall be liable as a principal debtor including, but not limited to, where any liability or obligation of the Customer for any of the Guaranteed Monies is or becomes unlawful, irrecoverable, invalid or unenforceable for any reason including by reason of any legal limitation, disability or incapacity or any other act, omission or circumstance which, but for this provision, would discharge the Guarantor to any extent. Any Guaranteed Monies which may not be recoverable from the Customer for any reason whatsoever shall be recoverable by the Bank from the Guarantor as principal debtor by way of indemnity under this separate obligation, on demand, together with Default Interest thereon in accordance with Clause 3.03 above.

LETTER OF GUARANTEE (Limited Amount)	Page 3/10

10.	Variation of Terms and Release of Security

The Bank may at any time and without affecting or discharging this Guarantee or the obligations of the Guarantor:

(i)	extend, increase, renew, replace or otherwise vary any of the Banking Facilities;

(ii)	vary, exchange, abstain from perfecting or release any other security or guarantee held or to be held by the Bank as security for the Guaranteed Monies;

(iii)	give time for payment or accept any composition from and make any arrangement with the Customer or any other person;

(iv)	release any Guarantor from that Guarantor’s obligation under this Guarantee or otherwise and give any time for payment, accept any composition from or make any arrangement with any Guarantor;

(v)

make demand under this Guarantee and enforce all or any of the Guarantor’s obligation under this Guarantee without having enforced or sought to enforce any rights or remedies which the Bank may have in respect of the Guaranteed Monies against the Customer, any other surety or in relation to any other security; or

(vi)	do or omit to do any thing which but for this provision would discharge any Guarantor from liability under this Guarantee.

11.	Guarantor as Trustee

11.01

The Guarantor shall not, until the whole of the Guaranteed Monies have been received by the Bank (and even though the Maximum Liability of the Guarantor may be limited), exercise any right of subrogation, indemnity, set-off or counterclaim against the Customer or any other Guarantor or person or any right to participate in any security the Bank has in respect of the Guaranteed Monies or, unless required by the Bank to do so, to prove in the bankruptcy or liquidation of the Customer or any other Guarantor. The Guarantor shall hold any amount recovered, as a result of the exercise of any of such right, on trust for the Bank and shall pay the same to the Bank immediately on receipt.

11.02

The Guarantor has not taken any security from the Customer or any other Guarantor and agrees not to do so until the Bank has received the whole of the Guaranteed Monies. Any security taken by the Guarantor in breach of this provision shall be held in trust for the Bank as security for the Guaranteed Monies and all monies at any time received in respect thereof shall be paid to the Bank immediately on receipt.

12.	Negligence in Realisations

This Guarantee shall not be affected as security for the Guaranteed Monies by any neglect by the Bank, or by any agent or receiver appointed by the Bank, in connection with the realisation of any other security (whether by way of mortgage guarantee or otherwise) which the Bank may hold now, or at any time in the future, for the Guaranteed Monies.

13.	No Waiver

No act or omission by the Bank pursuant to this Guarantee shall affect its rights, powers and remedies hereunder or any further or other exercise of such rights, powers or remedies.

14.	Assignment

The Guarantor may not assign or transfer any of its rights or obligations hereunder. The Bank may assign any of its rights hereunder to a person in whose favour it has made an assignment of all or any of the Banking Facilities.

15.	Communications

Any notice, demand or other communication under this Guarantee shall be in writing addressed to the Guarantor at its registered office address or at the last address registered with the Bank and if addressed to the Bank at its office specified in the Schedule or such other address as the Bank may notify to the Guarantor for this purpose and may be delivered personally, by leaving it at such address, by post, facsimile transmission or telex and shall be deemed to have been delivered to the Guarantor at the time of personal delivery or on leaving it at such address if sent by post at the time it would, in the ordinary course of post, be delivered, if sent by facsimile transmission or telex on the date of despatch, and to the Bank on the day of actual receipt.

LETTER OF GUARANTEE (Limited Amount)	Page 4/10

16.	Debt Collection and Disclosure of Information

16.01	The Bank may employ debt collecting agent(s) to collect any sum due under this Guarantee.

16.02

Without prejudicing the rights of the Bank under any other agreement with the Guarantor, the Guarantor consents to the Bank, for such purposes as the Bank may consider reasonably appropriate, disclosing and/or obtaining information about the Guarantor (including details of all or any transactions or dealings between the Guarantor and the Bank) and this Guarantee, both within and outside the Hong Kong Special Administrative Region, to or from (as the case may be):

(i)

any agent, contractor or third party service provider which provides services to the Bank in relation to the operation of its business (including without limitation administrative, telecommunications, computer, payment or processing services);

(ii)	credit reference agencies;

(iii)	any person to whom the Bank proposes to sell, assign or transfer, or has sold, assigned or transferred, all or any of its rights in relation to this Guarantee or the Banking Facilities;

(iv)	any company within the HSBC Group, being HSBC Holdings plc and its associated and subsidiary companies from time to time or any of its or their agents; or

(v)	any other person, if required or permitted by applicable laws, regulations, regulators’ or other authorities’ guidelines or judicial process to do so.

16.03

If any information disclosed by the Guarantor to the Bank includes information of any third party, the Guarantor confirms and warrants that it has obtained the consent of such third party to the provision of such information to the Bank for such purposes and for disclosure to such persons as referred to in Clause 16.02. The Guarantor agrees to indemnify and hold the Bank harmless from all costs, penalties, damages and other losses incurred as a result of the Guarantor’s breach of this Clause 16.03.

17.	Severability

Each of the provisions of this Guarantee is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

18.	Governing Law and Jurisdiction

18.01	This Guarantee is governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region (“Hong Kong”).

18.02	The Guarantor submits to the non-exclusive jurisdiction of the Hong Kong courts but this Guarantee may be enforced in the courts of any competent jurisdiction.

18.03	No person other than the Bank and the Guarantor will have any right under the Contracts (Rights of Third Parties) Ordinance to enforce or enjoy the benefit of any of the provisions of this Guarantee.

19.	Governing Version

A Chinese translation of this Guarantee shall be provided to the Guarantor upon request. The English version is the governing version and shall prevail whenever there is any discrepancy between the English version and the Chinese version.

20.	Process Agent

If a Process Agent is specified in the Schedule, service of any legal process on the Process Agent shall constitute service on the Guarantor.

21.	Headings

In this Guarantee the headings are for guidance only and shall not affect the meaning of any clause.

22.	Execution

IN WITNESS WHEREOF this Guarantee has been executed and delivered by the Guarantor as a deed on 19 Nov 2018.

LETTER OF GUARANTEE (Limited Amount)	Page 5/10

Schedule

Details of Customer
1.	Name (in Block Letters): SHANGHAI TONGGOU INFORMATION SCIENCE & TECHNOLOGY CO., LTD Address: ROOM 302, 3/F, 1000 TIANYAOQIAO ROAD, XUHUI, SHANGHAI, CHINA
2.	Name (in Block Letters): Address:
3.	Name (in Block Letters): Address:
4.	Name (in Block Letters): Address:

Details of Guarantor
1.	Name (in Block Letters): ECMOHO (HONG KONG) LIMITED Address: FLAT/RM 9 4/F BEVERLEY COMMERCIAL CENTRE 87-105 CHATHAM ROAD SOUTH TSIM SHA TSUI KL HK

Identification Document Type and Number: Name of Process Agent: Address of Process Agent:
2.	Name (in Block Letters): Address:

Identification Document Type and Number: Name of Process Agent: Address of Process Agent:
3.	Name (in Block Letters): Address:

Identification Document Type and Number: Name of Process Agent: Address of Process Agent:
4.	Name (in Block Letters): Address:

Identification Document Type and Number: Name of Process Agent: Address of Process Agent:

Specified Sum (in relation to the definition of Maximum Liability)
Amount: CNY11,000,000
Address of Bank’s Office (for the purpose of Clause 15 only)
27/F, HSBC BUILDING, SHANGHAI IFC, 8 CENTURY AVENUE, PUDONG, SHANGHAI, CHINA

LETTER OF GUARANTEE (Limited Amount)	Page 6/10

Execution by Limited Company A. Executed under the Seal of the Guarantor in the presence of the following Director(s) and/or Secretary
Name of Guarantor:
Signature of Director/Secretary /s/ Zeng Qingchun	Signature of Director/Secretary Ecmoho (Hong Kong) Limited (seal)
Full Name (in Block Letters) ZENG QINGCHUN	Full Name (in Block Letters)
Address 990 Yongfeng Street Donglian County, Tongling, Anhui, China	Address
Identification Document Type and Number PRC ID ***	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated 2018.11.19.	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

LETTER OF GUARANTEE (Limited Amount)	Page 7/10

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

LETTER OF GUARANTEE (Limited Amount)	Page 8/10

B. Executed as a deed and signed by the following Director(s) and, if applicable, Secretary on behalf of the Guarantor:
Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

LETTER OF GUARANTEE (Limited Amount)	Page 9/10

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

Name of Guarantor:
Signature of Director/Secretary	Signature of Director/Secretary
Full Name (in Block Letters)	Full Name (in Block Letters)
Address	Address
Identification Document Type and Number	Identification Document Type and Number
Duly Authorised by a Board Resolution Dated	Duly Authorised by a Board Resolution Dated

Witnessed by:
Signature of Witness	Signature of Witness
Full Name (in Block Letters)	Full Name (in Block Letters)
Office	Office
Identification Document Type and Number	Identification Document Type and Number

LETTER OF GUARANTEE (Limited Amount)	Page 10/10

To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Pledge Agreement on Accounts Receivable

1.     Definition

1.1. Definition

The “Bank” means HSBC Bank (China) Company Limited and its successors and assigns, including any of its branches;

“Bank credit granting” means the loan or other credit provided or continuously provided by the Bank to the Client or (as required by the Client) other persons;

“Customer” means the person whose name and address are listed in Appendix 1;

“Determining period of claim” means the period during which the claims are specified in Appendix 1. The period of determination of such claims may be extended upon the consent of the Pledgor. For the avoidance of doubt, in the event of an event or situation as specified in Article 5.1 of the Agreement, the Bank may, at its discretion, shorten the period during which the claim is determined;

“Debtor of accounts receivable” means a person, listed in Appendix 1, whose name corresponds to the accounts receivable that may bear the payment obligations, or any person whose name is not included in Appendix 1 is likely to bear the payment obligation for the accounts receivable;

“Foreign exchange rate” refers to the exchange rate used by the Bank in the relevant foreign exchange market when the currency is exchanged for another currency at a certain time. The Bank’s decision is final and binding upon the Pledger.

“Maximum debt” means the maximum amount of debt as stated in Appendix 1;

“Persons” include individuals, trade names, companies, legal persons and groups without legal person status;

“Pledgor” means the person whose name and address are listed in Appendix 1;

For the purposes of the Agreement, “China” means the People’s Republic of China excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan;

“Receipt Account” refers to the accounts opened by the Pledgor at the Bank or specified by the Bank from time to time (whether in the name of the Pledgor or in the name of the Bank), with all accounts receivable deposited in accordance with Article 4.1(b);

“Accounts Receivable” refer to the accounts receivable listed in the description of accounts receivable in Appendix 1, i.e. the Pledgor’s rights of the debtor of accounts receivable that may be generated due to the underlying transaction or under the underlying transaction, including the rights or benefits corresponding to the money debt of the debtor of the accounts receivable (whether existing or existing, or actual or contingent):

“Guaranteed debts” refer to (i) all contractual monetary obligations in any currency incurred by the client and owed to the Bank at any time during the period of determining the creditor’s rights; whether such debts are owed payment under the Bank credit granting, or the amount related to the Bank credit granting, payment owed either separately or jointly with any other person, or actual, contingent, current or future owed payment in any capacity (including in the capacity of the principal debtor or the Guarantor), and (ii) all interest (including interest penalty, if any) arising on such debts (before the claim or judgment and after the claim or judgment); in order to avoid ambiguity, all debts owed by the client to the Bank at the beginning of the period of determining the creditor’s rights are parts of the guaranteed amount and are guaranteed under the Letter of Guarantee.

“Basic Transaction” means a contract, invoice or transaction, as contained in the description of accounts receivable in Appendix 1, that may incur the accounts receivable due to it or under its terms, or if it is not included in the description, it means (to the extent permitted by law) any contract or transaction that may incur accounts receivable due to it or under its terms.

1.2. Interpretation

Page 1/10

Any agreement or document refers to the agreement or document as amended, transferred, revised, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

2.	Pledge

2.1.

The Pledgor, as the creditor and owner of the accounts receivable, agrees to pledge the accounts receivable to the Bank in the form of the first-order pledge as a guarantee for repaying the guaranteed debt. The pledge established under the Agreement is the maximum pledge, and the guaranteed debt guaranteed by it is to the extent of the maximum debt.

For the avoidance of doubt, the pledge established under the Agreement covers the guaranteed debt owed to any branch of the Bank.

2.2.	The Pledgor shall fully compensate for all expenditures (including attorneys’ fees) incurred by the Bank for the performance of the Agreement.

2.3.

For the Pledger, a certificate of arrears signed by any officially authorized staff of the Bank shall, in the absence of any apparent error, be a final evidence of the amount of the outstanding guaranteed debt.

2.4.

In order to protect the interests of the Bank in respect of the guaranteed debt, the Bank is entitled to maintain the guarantees under the Agreement during the period when the Bank proves to the Pledgor that it is appropriate.

3.	Continuous and additional guarantees

The pledge under the Agreement is a guarantee that is added to any other warranties, mortgages, pledges or other guarantees held by the Bank and is not subject to or affected by any such other warranties, mortgages, pledges or other warranties, moreover, the pledge under the Agreement may be enforced regardless of the existence or waiver of any such other warranties, mortgages, pledges or other warranties. The Bank has no obligation to perform any other warranties, mortgages, pledges or guarantees (whether provided by the Client, Pledgor or any other person) before the execution of the pledge under the Agreement, exercises any rights or requires the Client or any other person to make a payment.

4.	Commitment

4.1.	The Pledgor commits that:

(a)

it is the sole creditor and owner of the receivables and there are no guarantees, interests, encumbrances, claims or other benefits on the accounts receivable (other than those arising from the Agreement)

(b)

it will recover the accounts receivable in the normal course of business and cash them, and immediately deposit such proceeds into the collection account upon receipt of any receivables, and ensure that the relevant debtors of the accounts receivable pay the proceeds of the accounts receivable to the collection account until the Pledgor or Bank issues a notice in accordance with Article 4.1(d);

(c)	shall not withdraw, transfer, pledge, limit by encumbrance, transfer or otherwise dispose of or deal with any part of the money in the collection account or any interest thereon;

(d)

At the request of the Bank at any time, in accordance with the format set out in Appendix 2 (or other format required by the Bank from time to time), the notice of the pledge of accounts receivable is issued to the relevant debtor of the accounts receivable, provided that this article does not prevent that the Bank, in the name of the Bank or ( pursuant to the powers conferred by Article 7.1), or in the name of the Pledgor’s agent, issue the pledge notice of accounts receivable under the Agreement to the relevant debtor of the accounts receivable or any other person as it deems appropriate, in the form it thinks fit, (the Pledgor hereby authorizes the Bank to issue such notice);

(e)

shall not transfer, pledge, discount, limit by encumbrance, transfer or otherwise dispose of or deal with any part of the accounts receivable or any interest thereon, or waive or modify any of its interests in such money (except for the payment, receipt and acceptance of such money, except as required by the Bank’s written instructions;

Page 2/10

(f)	shall not engage in any act or omission that may prejudice the validity of the Agreement or the pledge under the Agreement or the rights, interests or powers of the Bank under the Agreement;

(g)

perform the obligations under the basic transaction with due diligence as soon as possible; take all reasonable, prudent and necessary measures to ensure that other participants in the basic transaction properly perform the obligations under the basic transaction; and develop and maintain all procedures required or appropriate for the enforcement of basic transaction or maintenance or protection of the Pledgor’s interest under the basic transaction;

(h)

notify the Bank of the default of the Pledgor and/or other parties to the basic transaction under the basic transaction, any disputes, defenses, counterclaims or offsets filed by the debtor of the accounts receivable with respect to the basic transaction or related to any account receivable, and any legal proceedings for the application, implementation or enforcement of accounts receivable;

(i)

comply with all information protection, privacy and similar laws applicable to the debtor of accounts receivable and in formation of accounts receivable, and take appropriate and reasonable action under these laws to assist and facilitate the Bank’s use, processing and transmission of such information;

(j)

The Pledge Registration Agreement on Accounts Receivable (hereinafter referred to as the “Registration Agreement”) shall be signed in accordance with the content and format required by the Bank, and the Bank giving the authorization shall, according to the Agreement and the Registration Agreement, pledge and register the accounts receivable in the pledge registration and publicity system of accounts receivable of the Credit Reference Center, the People’s Bank of China and the relevant registration shall be the registration of first order; and

(k)

If the Pledgor’s relevant information such as the legal registration name, registered address, registration number, legal representative or name of the person responsible changes, the Bank shall be notified in writing immediately after such change occurs.

4.2.

Notwithstanding the provisions of the Agreement, the Pledgor shall still perform all of its obligations under the basic transaction and the Bank shall not be liable for any obligations or responsibility arising out of the Agreement or any reason arising therefrom.

5.	Enforcement of guarantee

5.1.	If:

(a)	The Client fails to repay any due guaranteed debt (including the debt after expedited expiration);

(b)	The Pledgor violates any term of the Agreement;

(c)	The Pledgor is unable to or acknowledges that it is unable to repay the debt due, or has gone through the insolvency, bankruptcy, liquidation or similar legal proceedings against it; or

(d)	Where the legal proceedings against accounts receivable or other assets of the Pledgor are applied, performed or enforced,

the Bank has the right to perform the Agreement in accordance with any applicable law and without prejudice to the above general provisions, the Bank:

(A)	may receive accounts receivable or enforce payment of accounts receivable;

(B)	may negotiate or reach a compromise with the debtor of accounts receivable;

(C)	may institute any legal proceedings under or in connection with the basic transaction or accounts receivable; and/or

(D)

without making a request, giving notice, initiate legal proceedings or take any other action against the Pledgor, it may retain all or any part of the accounts receivable for its own benefit at any time it deems appropriate, in any manner it deems appropriate, the accounts receivable or the use of all or any part of the accounts receivable for the settlement of the guaranteed debts without any restrictions or claims, and the Bank is not responsible for any losses caused by any of the above actions.

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5.2.

If the currency type of the accounts receivable differs from the currency of the guaranteed debt, the Pledgor here irrevocably authorizes the Bank and/or any person designated by the Bank to directly receive the accounts receivable without obtaining the consent of the Pledgor. Converted into a currency of guaranteed debt at the foreign exchange rate for the purpose of repaying the guaranteed debt and sign any documents required for the purpose of such redemption or to take any action for the purpose of such redemption on behalf of the Pledgor.

6.	Waiver of defense

The Pledgor hereby approves and agrees to the following contents and agrees that its obligations under the Agreement shall not be dissolved, weakened, damaged, reduced or adversely affected by any of the following, and shall waive any legal or other rights (including but not limited to the right to be notified) that may be caused by any of the following or be related to any of the following:

(a)	Any amendment or change to the clauses on the bank credit, or any extension or renewal of the bank credit;

(b)

any adjustment, grace, extension, grace period, waiver, consent or compromise given by the Bank to the Client, Pledgor, debtor of accounts receivable or any other person who is obligated to pay any or all of the guaranteed debts;

(c)

any warranty or guarantee at any time relating to all or any part of the guaranteed debts or used to secure or guarantee the payment of all or any part of the guaranteed debts are discharged, exchanged, subordinated or lost;

(d)

The Bank or any other person fails to perform the obligation of prudence and reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

(e)	the client or Pledgor is reorganized, combined or merged by any other person or reorganized, combined or merged with any other person;

(f)	any terms of the Letter of Credit Granting, loan contract and/or similar financing documents relating to the guaranteed debt are invalid or unenforceable: or

(g)	In case of no article, any action or non-action may exempt the Pledgor’s obligations under any part of the Agreement.

7.	Power of Attorney; Further Commitment

7.1.

The Pledgor here irrevocably appoints the Bank as its true and legal agent (with full agency power), in the name of the Pledgor and on behalf of the Pledgor, to conclude or sign all rights certificates, agreements or documents, perform its obligations under the Agreement for the Pledgor (including but not limited to the issuance of notices relating to the Agreement) or enable the Bank to enjoy all the benefits of the Agreement and its rights and powers granted hereof and the Bank deems appropriate, and in the name of the Pledgor and on behalf of the Pledgor, take all actions and matters perform its obligations under the Agreement for the Pledgor (including but not limited to the issuance of notices relating to the Agreement) or enable the Bank to enjoy all the benefits of the Agreement and its rights and powers granted hereof and the Bank deems appropriate. The Pledgor agrees and confirms all acts performed by the Bank in its capacity as an agent when exercising or claiming to exercise the powers conferred on it by this article.

7.2.

Where the Bank considers that it benefits the Bank to exercise the powers and rights conferred by the Agreement, the Pledgor shall sign the relevant documents and make relevant acts at the request of the Bank.

8.	Payment

8.1.	Any amount paid to the Bank for the guaranteed debts may be used to settle the guaranteed debt or credited to the account (including the suspense account) determined by the Bank.

8.2.

If any payment of the relevant guaranteed debts to the Bank should be returned or any payment, guarantee or other disposal becomes invalid, should be revoked or returned due to any law relating to insolvency, bankruptcy or liquidation or for any other reason, but the Bank makes any exemption, discharge or arrangement in whole or in part based on such payment, guarantee or other disposal, the Pledgor’s liability under the Agreement shall continue or be restored as if such payment, exemptions, discharge or arrangements have never occurred.

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9.	Subordinate

9.1.

Before the Bank receives the full guarantee debts, the Pledgor shall not exercise any right of subrogation, indemnity, set-off or counter-claims against the Client, or exercise any right to participate in any guarantee of the guaranteed debt held by the Bank; or, unless the Bank requires to do so, the creditor’s rights may not be proved in the course of bankruptcy or liquidation of the client. The Pledgor shall hold any money recovered from the exercise of any such rights for the Bank’s benefit trust and shall pay the money to the Bank immediately upon receipt of the money.

9.2.

The Pledgor has not yet accepted any guarantee from the client and the Pledgor agrees to accept any guarantee from the client before the Bank receives the full guaranteed debt. Any guarantee accepted by the Pledgor in violation of the article shall be held for the Bank’s benefit trust as a security for the guaranteed debt and all payments received in respect of such guarantee at any time must be paid to the Bank immediately upon receipt.

9.3. Article 9 applies only the case when the Pledgor and the Client are not the same person.

10.	No waiver

Any failure to exercise or delay in exercising any of the rights or remedies under the Agreement shall not be deemed a waiver of such right or remedy, and any exercise of any right or remedy, alone or in part, shall not prejudice any further exercise of that right or remedy or exercise of other means or impede the exercise of any other right or remedy.

11.	Consent

The Pledgor agrees that the Bank may disclose to the following persons for the purposes deemed reasonable and appropriate by the Bank and/or obtain information about the Pledgor from the following persons (including details of all or any transactions or dealings between the Pledgor and the Bank):

(a)

Any agent, contractor or third party service provider (whether within or outside China) that provides the Bank with services including administrative, telecommunications, computer, payment, program processing or other banking-related services;

(b)	Credit counseling service institution;

(c)	any person to whom the Bank is obliged to disclose it under any applicable law, regulation or judicial procedure; and

(d)	any actual or potential participant or sub-participant of the guaranteed debt (or any part thereof).

If such information includes personal or other information of any third party or individual, the Pledgor confirms and warrants that it has obtained the consent of such third party or individual and agrees to provide such information to the Bank for such purposes and disclose such information to the persons mentioned in the article. The Pledgor will bear and compensate the Bank for all costs, fines, damages and other losses caused by the Pledgor’s violation of any provision of the article.

12.	Transfer

The Pledgor shall not assign or transfer any of its rights or obligations under the Agreement. The Bank may transfer the Bank’s all or part of rights under the Agreement to persons who have accepted the all or any part of bank credit granting and/or guaranteed debts.

13.	Severability

If any provision of the Agreement is or is not legal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the other terms of the Agreement in that jurisdiction and such terms and other terms of other jurisdictions should not be affected or impaired therein.

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14.	Governing laws and jurisdiction

14.1.	The Agreement shall be governed by Chinese law.

14.2.

The parties to the Agreement agree to submit the jurisdiction of the Chinese court at the place where the main business place of the Bank Branch indicated on the first page. Article 14.2 will not restrict the Bank’s right to sue against the Pledgor to any other court with competent jurisdiction with respect to the pledge under the Agreement.

15.	Address and service

The Pledgor confirms that the address listed in the Agreement or otherwise retained by the Bank for the purposes of communication, or (if applicable), the address of its delivery agent is the receipt of notice or document under the Agreement or in connection with the Agreement (including documents sent by the court or arbitral authority relating to litigation or arbitration). For the Pledgor, any notice or document sent to or retained at the above-mentioned designated address, the Pledgor’s registered address, or returned from the above-mentioned designated address or the Pledgor’s registered address will be deemed to have been served.

16.	Signature

The Agreement has been signed on the date set out in Appendix 1.

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Signed by the Pledgor:

Pledgor: Shanghai Tong Gou Information Technology Co., Ltd. (seal)

Signature of authorized signatory: Special Seal for the Finance of Shanghai Tong Gou Information Technology Co., Ltd. (Seal) Wang Wei (seal)	Signature of authorized signatory:	Corporate seal
Name Wang Wei	Name
Identity certification type and No. ID card No. ***	Identity certification type and No.

Signed by the Bank:

Bank: Shanghai Branch of HSBC Bank (China) Company Limited

Signature of authorized signatory:	Signature of authorized signatory:

Name: /s/ Fan Xiaodan	Name

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Appendix 1

Details of the client

Name Shanghai Tong Gou Information Technology Co., Ltd.	Address Room 302, 3/F, No. 1000 Tianyaoqiao Road, Xuhui District, Shanghai, China

The Pledgor’s details

Name Shanghai Tong Gou Information Technology Co., Ltd.	Address Room 302, 3/F, No. 1000 Tianyaoqiao Road, Xuhui District, Shanghai, China

The date of signing the Agreement

November 19, 2018

Determination period of claim

From November 15, 2018 to November 14, 2023

Maximum debt

RMB 21,000,000.00

Description of accounts receivable (pledged property) (please select the applicable party)

☑	(1)	The Pledgor’s existing and future accounts receivable for each debtor of accounts receivables as follows.

☐	(2)	Under the contract between the Pledgor and each debtor of accounts receivables as follows (the details of such contracts are listed next to the names of the debtors of such accounts receivables) (including any modifications), the Pledgor’s all existing and future accounts receivables for such debtors of accounts receivable.

☐	(3)	Under the invoices issued by the Pledgor listed in the following invoice list or in connection with such invoices, the Pledgor‘s present and future accounts receivable for each debtor of the accounts receivable.

☐	(4)	All the Pledgor’s all existing and future accounts receivables.

☐	(5)	All existing and future receivables that are generated by the Pledgor from time to time due to the use, operation, sale, supply, lease, license, transfer or other means of disposal of the following underlying assets.

☐	(6)	Others (please describe herein):

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Details of debtor of accounts receivable and the contract (if Items (1), (2) or (3) is selected in the above description of the accounts receivable, please fill in the name and address of debtor of accounts receivable; if Item (2) is selected in in the above description of the accounts receivable, please fill in the name and date/number of the contract)

Name of debtor of accounts receivable Zhejiang Youji Supply Chain Management Co., Ltd.	Name of the contract

Address of debtor of accounts receivable Room 701, Building 2, No.11, Keyuan Road, Wuyang Street, Deqing County, Huzhou City, Zhejiang Province	Date/No. of contract signed

Invoice list (if select (3) in the above description of accounts receivable, please fill in)

Invoice number	Debtor of accounts receivable	Billing date	Goods or services	Amount

Underlying assets (if select (5) in the above description of accounts receivable, please describe the relevant assets, such as the address of the real estate or the name/category of the goods)

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Appendix 2

Pledge notice on accounts receivable (format)

To: Zhejiang Youji Supply Chain Management Co., Ltd.

[Pledge Agreement on Accounts Receivable] (“Agreement”) signed on November 19, 2018

We hereby notify you of our rights to you, including the rights or interests (“Accounts Receivable”) related to your monetary debts (whether existing or future, or actual or contingent), have been pledged by the Agreement to Shanghai Branch of HSBC Bank (China) Company Limited (“the Bank”): (please select the applicable one)

☑	Any contract or transaction between you and us.

☐	The date between you and us is (including any modifications).

☐	The invoice issued by our company listed in the invoice list attached to this notice.

Based on the Agreement, you must pay all the amounts under accounts receivable or due amount and amount to be due but payable to the following account in the Bank or other account indicated by the Bank, or the person indicated by the Bank in the manner indicated by the Bank.

Account Name: Shanghai Tong Gou Information Technology Co., Ltd.	Bank: Shanghai Branch of HSBC Bank (China) Company Limited	Account number: ***

Without the prior written consent of the Bank, we may not revoke or change the above authorizations and instructions.

Please sign a copy attached to this notice and return it to the Bank to confirm receipt of this notice. By signing a copy of this notice, you acknowledge that you have not received a notice from the third party that you have any interest in the accounts receivable, or that the legal process for accounts receivable has been applied for, implemented or enforced, and you agree to The Bank will be notified in writing of any such notice in the future. .

Signed by the Pledgor Special Seal for the Finance of Shanghai Tong Gou Information Technology Co., Ltd. (Seal) Shanghai Tong Gou Information Technology Co., Ltd. (Seal) Wang Wei (Seal)	Pledgor name: Shanghai Tong Gou Information Technology Co., Ltd.,
Date: 11/19/2018

To: HSBC Bank (China) Company Limited Shanghai Branch

We confirm, agree and accept the above.

Recipient signing	Recipient Name: Zhejiang Youji Supply Chain Management Co., Ltd.
date

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To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Deposit Pledge

1. For the purpose hereof:

“Designated account” refers to the account opened by us at the HSBC Bank (China) Co., Ltd. Shanghai Branch (the “Bank”), with details set out in the appendix hereto.

“Foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on us.

“Protection and indemnity obligations” refer to, concerning relevant bank document, all debts and costs of any nature which may be incurred to the Bank due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, may be borne or suffered by the Bank or occur and are related to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, or are aroused due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document in any way, as well as obligations for our arrears for the Bank occurring in any way under any agreement, protection and indemnity, commitment or document as related to or due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document.

“Loan obligations” refer to, concerning a sum of loan, (1) all obligations to be fulfilled by us for the Bank under or relating to the relevant loan, or agreement, protection and indemnity, commitment or document, no matter whether existing, upcoming, actual or contingent, and (2) interests of such obligations (including default interests, if any), no matter before or after be required or judged by the Bank. For the avoidance of ambiguity, loan obligations include (when applicable) obligations to be fulfilled by us for the Bank in the situation where we exercise the right recourse relating to any discount business at the Bank.

“Persons” include individuals, firms, companies, legal persons and groups without legal personality.

“China”, for the purpose of the Agreement, refers to areas of the People’s Republic of China other than the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan. “Relevant bank document” refers to:

(a) any L/G, guarantee, protection and indemnity, L/C or standby L/C issued or to be issued by the Bank, or any other commitment or debt burden; or

(b) any bank acceptance bill accepted or to be accepted by the Bank, with details of such documents set out in the appendix hereto.

“Relevant loan” refers to:

(a) any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us, with details set out in the appendix; or

(b) any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us for the purpose of financing, payment or fulfillment of protection and indemnity obligation.

“Relevant transaction” refers to relevant bank document or relevant loan.

“Guaranteed obligations” refer to protection and indemnity obligations and/or loan obligations.

Any agreement or document refers to the agreement or document as amended, transferred, revised, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

1

2.

We hereby unconditionally and irrevocably agree to fulfill the guaranteed obligations relating to each relevant transaction for the Bank, and authorize the Bank to immediately debit a sum of monies from the designated account, such as monies specified in the appendix, as a sum of deposits for the guaranteed obligations (the “Deposits”).

3.	The Deposits bear no interests.

4.

The Bank is entitled to hold each sum of Deposits and deposit them into any account in the name of the Bank or designated or maintained by the Bank. We agree to pledge the Deposits to the Bank as the guarantee for relevant guaranteed obligations. Each pledge over the Deposits hereunder (the “Pledge”) is an irrevocable and continuous guarantee, and shall be continuously and fully effective before we have fully and finally fulfilled any and all relevant guaranteed obligations in a way satisfactory to the Bank. If the currency of the Deposits is different from that of the guaranteed obligations and the percentage of the Deposits in the guaranteed obligations declines due to a change in the foreign exchange rate, we will unconditionally agree to add the deposits (such deposits constitute a part of the “Deposits” defined hereunder) as required by the Bank, so that the percentage of the Deposits (including such added deposits) in the guaranteed obligations remains unchanged at the time of calculation by the foreign exchange rate applicable at that time.

5.

We hereby irrevocably agree and authorize the Bank to directly deduct any deposits at any time for the fulfillment of relevant guaranteed obligations, with no need to notify us in advance. If the currency of the Deposits is different from that of the guaranteed obligations, we hereby irrevocably authorize the Bank and/or any person designated by the Bank to directly convert the Deposits into the currency of the guaranteed obligations by the foreign exchange rate at any proper time as deemed by the Bank and/or the person, with no need to otherwise obtain our consent, in order to immediately fulfill the guaranteed obligations (no matter whether mature or not) or credit them into an account determined by the Bank (including temporary account), and sign any document on behalf of us or take any necessary action for the purpose of such conversion. If the Bank cancels the pledge over the Deposits in whole or in part at its own discretion, the Bank will be entitled to pay relevant Deposits by cash, transfer (to the designated account or any other account determined by the Bank) and/or any other payment instrument. We agree that the partial cancellation of any pledge will not affect or impair the legitimacy, effectiveness or enforceability of the pledge over the remaining Deposits or any other pledge in any respect.

6.

A certificate of debts signed by any appropriately authorized employee of the Bank shall, in the absence of any obvious error, be a final proof of the unpaid amount of the guaranteed obligation for us.

7.

The pledge hereunder is a guarantee other than any other warranty, mortgage, pledge or guarantee (no matter whether provided by the debtor of the guaranteed obligations) held by the Bank, and is not restricted or affected by such other warranty, mortgage, pledge or guarantee. No matter whether such other warranty, mortgage, pledge or guarantee exists or is waived or changed, our guarantee responsibilities hereunder will not be changed or be exempted from and the pledge hereunder will be still enforceable. The Bank may execute the pledge hereunder, or any other warranty or guarantee (no matter whether provided by the debtor of the guaranteed obligations), exercise any rights or require us or any other person to make a payment.

8.

We hereby approve and agree to the following contents, and agree that the pledge under the Document shall not be released, weakened, damaged, reduced or adversely affected by any of the following contents, and waive any legal or other right (including but not limited to the right to be notified) which may be separately owned, and which is caused by or related to any of the following contents:

(a)	Any modification or change of the relevant transactions, or any renewal, or extension of the relevant transactions:

(b)

Any adjustment, grace, extension, grace period, waiver, consent or compromise that may be granted or given to us or to any other person who is obligated to make payment to any or all the guaranteed obligations:

(c)

cancellation, waiver, exchange, subordination or loss of any warranty or guarantee in connection with all or any part of the guaranteed obligations or used to warrant or guarantee the payment for all or any part of the guaranteed obligations at any time;

2

(d)

the Bank or any other person failing to fulfill the obligation of prudence or reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

(e)	our reorganization, consolidation or merger by or with any other person;

(f)	Invalidity or unenforceability of any terms or agreements of the relevant transactions; or

(g)	in case of no this article, probable exemption from any other act or omission of any part of our obligations hereunder.

9.

Any failure to exercise or delay in exercising any right or remedy hereunder shall not be deemed as a waiver of such right or remedy, and any separate or partial exercise of any right or remedy shall not prejudice any further exercise or otherwise exercise of such right or remedy or the exercise of any other rights or remedies. Any content hereof shall not restrict or damage rights obtained by the Bank according to any other agreement or document concluded by and between the Bank and us.

10.

Without the prior written consent of the Bank, we will not transfer any of our rights or obligations hereunder. The Bank may transfer all or any of its rights relating to the pledge hereunder to any person accepting all or any of its rights and rights of claim under the relevant transaction.

11.

Where any clause or pledge hereof is or becomes illegal, invalid or unenforceable in any aspect in any judicial district, the legality, validity and enforceability of other clauses or other pledges hereof in such judicial district and the legality, validity and enforceability of such clause and other clauses or such pledge or other pledges in other judicial district shall not be affected or impaired thereby.

12.

The Document is governed by Chinese laws. We agree about the judicial jurisdiction of the Chinese court where the main place of the branch of HSBC Bank (China) Company Limited indicated on the first page is located. Any provision of this Article 12 does not restrict the Bank’s right to institute legal proceedings against us concerning any pledge hereunder to any other court with proper jurisdiction.

13.

The Document is signed at the date specified in the appendix hereto. Each pledge hereunder will take effect as of the date when the Bank receives the Document signed by us and debits relevant Deposits from the designated account.

Note: Only one appendix can be selected as per proper situation, and other appendixes must be deleted.

3

Appendix

(Applicable to the relevant loan provided or to be provided by the following bank, excluding the discount of bank acceptance bills)

Relevant loan
Type of relevant loan:

☐   Post-shipment buyer’s loan used for paying for bills under the documentary L/C (also known as the import loan relating to the documentary L/C)

Ö   Post-shipment buyer’s loan (also known as unsecured import loan) related to credit sales or used to pay bills under documentary collection

☐   Before-shipment buyer’s loan (also known as before-shipment procurement loan)

☐   Post-shipment buyer’s loan - trade facilitation and service loan

☐   Overseas payment for others

☐   Before-shipment seller’s loan - manufacturer’s loan

☐   Before-shipment seller’s loan - packing loan

☐   Others (please specify: )

Application date:	June 14, 2019
Amount:	CNY 9,409,369.37
Maturity date/term (if any):
Remarks:	(Please supplement remarks as per relevant application, if necessary)

Designated account	715-058202-011
Amount of Deposits	CNY 2,822,810.81
Signing date of the Document	June 14, 2019

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Signed by: Shanghai Tong Gou Information Science & Technology Co., Ltd.

Signature of authorized signatory: /s/ Wang Wei Special Seal for the Finance of Shanghai Tong Gou Information Science & Technology Co., Ltd. (Seal)	Signature of authorized signatory:	Corporate seal
Name	Name
Identity certification type and No.	Identity certification type and No.

5

To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Deposit Pledge

1.     Under the Document:

“Designated account” refers to the account opened by us at the HSBC Bank (China) Co., Ltd. Shanghai Branch (the “Bank”), with details set out in the appendix hereto.

“Foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on us.

“Protection and indemnity obligations” refer to, concerning relevant bank document, all debts and costs of any nature which may be incurred to the Bank due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, may be borne or suffered by the Bank or occur and are related to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, or are aroused due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document in any way, as well as obligations for our arrears for the Bank occurring in any way under any agreement, protection and indemnity, commitment or document as related to or due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document.

“Loan obligations” refer to, concerning a sum of loan, (1) all obligations to be fulfilled by us for the Bank under or relating to the relevant loan, or agreement, protection and indemnity, commitment or document, no matter whether existing, upcoming, actual or contingent, and (2) interests of such obligations (including default interests, if any), no matter before or after be required or judged by the Bank. For the avoidance of ambiguity, loan obligations include (when applicable) obligations to be fulfilled by us for the Bank in the situation where we exercise the right recourse relating to any discount business at the Bank.

“Persons” include individuals, firms, companies, legal persons and groups without legal personality.

“China”, for the purpose of the Agreement, refers to areas of the People’s Republic of China other than the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan. “Relevant bank documents” refer to:

(a)	any L/G, guarantee, protection and indemnity, L/C or standby L/C issued or to be issued by the Bank, or any other commitment or debt burden; or

(b)	any bank acceptance bill accepted or to be accepted by the Bank, with details of such documents set out in the appendix hereto.

“Relevant loan” refers to:

(a)	any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us, with details set out in the appendix; or

(b)

any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us for the purpose of financing, payment or fulfillment of protection and indemnity obligation.

“Relevant transaction” refers to relevant bank document or relevant loan.

“Guaranteed obligations” refer to protection and indemnity obligations and/or loan obligations.

Any agreement or document refers to the agreement or document as amended, transferred, revised, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

1

2.

We hereby unconditionally and irrevocably agree to fulfill the guaranteed obligations relating to each relevant transaction for the Bank, and authorize the Bank to immediately debit a sum of monies from the designated account, such as monies specified in the appendix, as a sum of deposits for the guaranteed obligations (the “Deposits”).

3.	The Deposits bear no interests.

4.

The Bank is entitled to hold each sum of Deposits and deposit them into any account in the name of the Bank or designated or maintained by the Bank. We agree to pledge the Deposits to the Bank as the guarantee for relevant guaranteed obligations. Each pledge over the Deposits hereunder (the “Pledge”) is an irrevocable and continuous guarantee, and shall be continuously and fully effective before we have fully and finally fulfilled any and all relevant guaranteed obligations in a way satisfactory to the Bank. If the currency of the Deposits is different from that of the guaranteed obligations and the percentage of the Deposits in the guaranteed obligations declines due to a change in the foreign exchange rate, we will unconditionally agree to add the deposits (such deposits constitute a part of the “Deposits” defined hereunder) as required by the Bank, so that the percentage of the Deposits (including such added deposits) in the guaranteed obligations remains unchanged at the time of calculation by the foreign exchange rate applicable at that time.

5.

We hereby irrevocably agree and authorize the Bank to directly deduct any deposits at any time for the fulfillment of relevant guaranteed obligations, with no need to notify us in advance. If the currency of the Deposits is different from that of the guaranteed obligations, we hereby irrevocably authorize the Bank and/or any person designated by the Bank to directly convert the Deposits into the currency of the guaranteed obligations by the foreign exchange rate at any proper time as deemed by the Bank and/or the person, with no need to otherwise obtain our consent, in order to immediately fulfill the guaranteed obligations (no matter whether mature or not) or credit them into an account determined by the Bank (including temporary account), and sign any document on behalf of us or take any necessary action for the purpose of such conversion. If the Bank cancels the pledge over the Deposits in whole or in part at its own discretion, the Bank will be entitled to pay relevant Deposits by cash, transfer (to the designated account or any other account determined by the Bank) and/or any other payment instrument. We agree that the partial cancellation of any pledge will not affect or impair the legitimacy, effectiveness or enforceability of the pledge over the remaining Deposits or any other pledge in any respect.

6.

A certificate of debts signed by any appropriately authorized employee of the Bank shall, in the absence of any obvious error, be a final proof of the unpaid amount of the guaranteed obligation for us.

7.

The pledge hereunder is a guarantee other than any other warranty, mortgage, pledge or guarantee (no matter whether provided by the debtor of the guaranteed obligations) held by the Bank, and is not restricted or affected by such other warranty, mortgage, pledge or guarantee. No matter whether such other warranty, mortgage, pledge or guarantee exists or is waived or changed, our guarantee responsibilities hereunder will not be changed or be exempted from and the pledge hereunder will be still enforceable. The Bank may execute the pledge hereunder, or any other warranty or guarantee (no matter whether provided by the debtor of the guaranteed obligations), exercise any rights or require us or any other person to make a payment.

8.

We hereby approve and agree to the following contents, and agree that the pledge under the Document shall not be released, weakened, damaged, reduced or adversely affected by any of the following contents, and waive any legal or other right (including but not limited to the right to be notified) which may be separately owned, and which is caused by or related to any of the following contents:

(a)	Any modification or change of the relevant transactions, or any renewal, or extension of the relevant transactions:

(b)

Any adjustment, grace, extension, grace period, waiver, consent or compromise that may be granted or given to us or to any other person who is obligated to make payment to any or all the guaranteed obligations:

2

(c)

cancellation, waiver, exchange, subordination or loss of any warranty or guarantee in connection with all or any part of the guaranteed obligations or used to warrant or guarantee the payment for all or any part of the guaranteed obligations at any time;

(d)

the Bank or any other person failing to fulfill the obligation of prudence or reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

(e)	our reorganization, consolidation or merger by or with any other person;

(f)	Invalidity or unenforceability of any terms or agreements of the relevant transactions; or

(g)	in case of no this article, probable exemption from any other act or omission of any part of our obligations hereunder.

9.

Any failure to exercise or delay in exercising any right or remedy hereunder shall not be deemed as a waiver of such right or remedy, and any separate or partial exercise of any right or remedy shall not prejudice any further exercise or otherwise exercise of such right or remedy or the exercise of any other rights or remedies. Any content hereof shall not restrict or damage rights obtained by the Bank according to any other agreement or document concluded by and between the Bank and us.

10.

Without the prior written consent of the Bank, we will not transfer any of our rights or obligations hereunder. The Bank may transfer all or any of its rights relating to the pledge hereunder to any person accepting all or any of its rights and rights of claim under the relevant transaction.

11.

Where any clause or pledge hereof is or becomes illegal, invalid or unenforceable in any aspect in any judicial district, the legality, validity and enforceability of other clauses or other pledges hereof in such judicial district and the legality, validity and enforceability of such clause and other clauses or such pledge or other pledges in other judicial district shall not be affected or impaired thereby.

12.

The Document is governed by Chinese laws. We agree about the judicial jurisdiction of the Chinese court where the main place of the branch of HSBC Bank (China) Company Limited indicated on the first page is located. Any provision of this Article 12 does not restrict the Bank’s right to institute legal proceedings against us concerning any pledge hereunder to any other court with proper jurisdiction.

13.

The Document is signed at the date specified in the appendix hereto. Each pledge hereunder will take effect as of the date when the Bank receives the Document signed by us and debits relevant Deposits from the designated account.

3

Appendix

(Applicable to the relevant loan provided or to be provided by the following bank, excluding the discount of bank acceptance bills)

Relevant loan
Type of relevant loan:

☐   Post-shipment buyer’s loan used for paying for bills under the documentary L/C (also known as the import loan relating to the documentary L/C)

Ö   Post-shipment buyer’s loan (also known as unsecured import loan) related to credit sales or used to pay bills under documentary collection

☐   Before-shipment buyer’s loan (also known as before-shipment procurement loan)

☐   Post-shipment buyer’s loan - trade facilitation and service loan

☐   Overseas payment for others

☐   Before-shipment seller’s loan - manufacturer’s loan

☐   Before-shipment seller’s loan - packing loan

☐   Others (please specify: )

Application date:	Monday, May 6, 2019
Amount:	5,541,933.25
Maturity date/term (if any):
Remarks:	(Please supplement remarks as per relevant application, if necessary)

Designated account	715-058202-011
Amount of Deposits	CNY1,662,579.98
Signing date of the Document	May 6, 2019

4

Signed by: Shanghai Tong Gou Information Science & Technology Co., Ltd.

Signature of authorized signatory: /s/ Wang Wei Special Seal for the Finance of Shanghai Tong Gou Information Science & Technology Co., Ltd. (Seal)	Signature of authorized signatory:	Corporate seal
Name Wang Wei	Name
Identity certification type and No. ID card No. ***	Identity certification type and No.

5

To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Deposit Pledge

1. For the purpose hereof:

“Designated account” refers to the account opened by us at the HSBC Bank (China) Co., Ltd. Shanghai Branch (the “Bank”), with details set out in the appendix hereto.

“Foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on us.

“Protection and indemnity obligations” refer to, concerning relevant bank document, all debts and costs of any nature which may be incurred to the Bank due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, may be borne or suffered by the Bank or occur and are related to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, or are aroused due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document in any way, as well as obligations for our arrears for the Bank occurring in any way under any agreement, protection and indemnity, commitment or document as related to or due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document.

“Loan obligations” refer to, concerning a sum of loan, (1) all obligations to be fulfilled by us for the Bank under or relating to the relevant loan, or agreement, protection and indemnity, commitment or document, no matter whether existing, upcoming, actual or contingent, and (2) interests of such obligations (including default interests, if any), no matter before or after be required or judged by the Bank. For the avoidance of ambiguity, loan obligations include (when applicable) obligations to be fulfilled by us for the Bank in the situation where we exercise the right recourse relating to any discount business at the Bank.

“Persons” include individuals, firms, companies, legal persons and groups without legal personality.

“China”, for the purpose of the Agreement, refers to areas of the People’s Republic of China other than the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“Relevant bank documents” refer to:

(a)	any L/G, guarantee, protection and indemnity, L/C or standby L/C issued or to be issued by the Bank, or any other commitment or debt burden; or

(b)	any bank acceptance bill accepted or to be accepted by the Bank, with details of such documents set out in the appendix hereto.

“Relevant loan” refers to:

(a)	any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us, with details set out in the appendix; or

(b)

any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us for the purpose of financing, payment or fulfillment of protection and indemnity obligation.

“Relevant transaction” refers to relevant bank document or relevant loan.

“Guaranteed obligations” refer to protection and indemnity obligations and/or loan obligations.

Any agreement or document refers to the agreement or document as amended, transferred, revised, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

1

2.

We hereby unconditionally and irrevocably agree to fulfill the guaranteed obligations relating to each relevant transaction for the Bank, and authorize the Bank to immediately debit a sum of monies from the designated account, such as monies specified in the appendix, as a sum of deposits for the guaranteed obligations (the “Deposits”).

3.	The Deposits bear no interests.

4.

The Bank is entitled to hold each sum of Deposits and deposit them into any account in the name of the Bank or designated or maintained by the Bank. We agree to pledge the Deposits to the Bank as the guarantee for relevant guaranteed obligations. Each pledge over the Deposits hereunder (the “Pledge”) is an irrevocable and continuous guarantee, and shall be continuously and fully effective before we have fully and finally fulfilled any and all relevant guaranteed obligations in a way satisfactory to the Bank. If the currency of the Deposits is different from that of the guaranteed obligations and the percentage of the Deposits in the guaranteed obligations declines due to a change in the foreign exchange rate, we will unconditionally agree to add the deposits (such deposits constitute a part of the “Deposits” defined hereunder) as required by the Bank, so that the percentage of the Deposits (including such added deposits) in the guaranteed obligations remains unchanged at the time of calculation by the foreign exchange rate applicable at that time.

5.

We hereby irrevocably agree and authorize the Bank to directly deduct any deposits at any time for the fulfillment of relevant guaranteed obligations, with no need to notify us in advance. If the currency of the Deposits is different from that of the guaranteed obligations, we hereby irrevocably authorize the Bank and/or any person designated by the Bank to directly convert the Deposits into the currency of the guaranteed obligations by the foreign exchange rate at any proper time as deemed by the Bank and/or the person, with no need to otherwise obtain our consent, in order to immediately fulfill the guaranteed obligations (no matter whether mature or not) or credit them into an account determined by the Bank (including temporary account), and sign any document on behalf of us or take any necessary action for the purpose of such conversion. If the Bank cancels the pledge over the Deposits in whole or in part at its own discretion, the Bank will be entitled to pay relevant Deposits by cash, transfer (to the designated account or any other account determined by the Bank) and/or any other payment instrument. We agree that the partial cancellation of any pledge will not affect or impair the legitimacy, effectiveness or enforceability of the pledge over the remaining Deposits or any other pledge in any respect.

6.

A certificate of debts signed by any appropriately authorized employee of the Bank shall, in the absence of any obvious error, be a final proof of the unpaid amount of the guaranteed obligation for us.

7.

The pledge hereunder is a guarantee other than any other warranty, mortgage, pledge or guarantee (no matter whether provided by the debtor of the guaranteed obligations) held by the Bank, and is not restricted or affected by such other warranty, mortgage, pledge or guarantee. No matter whether such other warranty, mortgage, pledge or guarantee exists or is waived or changed, our guarantee responsibilities hereunder will not be changed or be exempted from and the pledge hereunder will be still enforceable. The Bank may execute the pledge hereunder, or any other warranty or guarantee (no matter whether provided by the debtor of the guaranteed obligations), exercise any rights or require us or any other person to make a payment.

8.

We hereby approve and agree to the following contents, and agree that the pledge under the Document shall not be released, weakened, damaged, reduced or adversely affected by any of the following contents, and waive any legal or other right (including but not limited to the right to be notified) which may be separately owned, and which is caused by or related to any of the following contents:

(a)	Any modification or change of the relevant transactions, or any renewal, or extension of the relevant transactions:

(b)

Any adjustment, grace, extension, grace period, waiver, consent or compromise that may be granted or given to us or to any other person who is obligated to make payment to any or all the guaranteed obligations:

(c)

cancellation, waiver, exchange, subordination or loss of any warranty or guarantee in connection with all or any part of the guaranteed obligations or used to warrant or guarantee the payment for all or any part of the guaranteed obligations at any time;

2

(d)

the Bank or any other person failing to fulfill the obligation of prudence or reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

(e)	our reorganization, consolidation or merger by or with any other person;

(f)	Invalidity or unenforceability of any terms or agreements of the relevant transactions; or

(g)	in case of no this article, probable exemption from any other act or omission of any part of our obligations hereunder.

9.

Any failure to exercise or delay in exercising any right or remedy hereunder shall not be deemed as a waiver of such right or remedy, and any separate or partial exercise of any right or remedy shall not prejudice any further exercise or otherwise exercise of such right or remedy or the exercise of any other rights or remedies. Any content hereof shall not restrict or damage rights obtained by the Bank according to any other agreement or document concluded by and between the Bank and us.

10.

Without the prior written consent of the Bank, we will not transfer any of our rights or obligations hereunder. The Bank may transfer all or any of its rights relating to the pledge hereunder to any person accepting all or any of its rights and rights of claim under the relevant transaction.

11.

Where any clause or pledge hereof is or becomes illegal, invalid or unenforceable in any aspect in any judicial district, the legality, validity and enforceability of other clauses or other pledges hereof in such judicial district and the legality, validity and enforceability of such clause and other clauses or such pledge or other pledges in other judicial district shall not be affected or impaired thereby.

12.

The Document is governed by Chinese laws. We agree about the judicial jurisdiction of the Chinese court where the main place of the branch of HSBC Bank (China) Company Limited indicated on the first page is located. Any provision of this Article 12 does not restrict the Bank’s right to institute legal proceedings against us concerning any pledge hereunder to any other court with proper jurisdiction.

13.

The Document is signed at the date specified in the appendix hereto. Each pledge hereunder will take effect as of the date when the Bank receives the Document signed by us and debits relevant Deposits from the designated account.

3

Appendix

(Applicable to the relevant loan provided or to be provided by the following bank, excluding the discount of bank acceptance bills)

Relevant loan
Type of relevant loan:

☐   Post-shipment buyer’s loan used for paying for bills under the documentary L/C (also known as the import loan relating to the documentary L/C)

Ö   Post-shipment buyer’s loan (also known as unsecured import loan) related to credit sales or used to pay bills under documentary collection

☐   Before-shipment buyer’s loan (also known as before-shipment procurement loan)

☐   Post-shipment buyer’s loan - trade facilitation and service loan

☐   Overseas payment for others

☐   Before-shipment seller’s loan - manufacturer’s loan

☐   Before-shipment seller’s loan - packing loan

☐   Others (please specify: )

Application date:	April 24, 2019
Amount:	4,458,066.75
Maturity date/term (if any):
Remarks:	(Please supplement remarks as per relevant application, if necessary)

Designated account	715-058202-011
Amount of Deposits	CNY1,337,420.03
Signing date of the Document	April 24, 2019

4

Signed by: Shanghai Tong Gou Information Science & Technology Co., Ltd.

Signature of authorized signatory: /s/ Wang Wei Special Seal for the Finance of Shanghai Tong Gou Information Science & Technology Co., Ltd. (Seal)	Signature of authorized signatory:	Corporate seal
Name Wang Wei	Name
Identity certification type and No. ID card No. ***	Identity certification type and No.

5

To: HSBC Bank (China) Co., Ltd. Shanghai Branch

Deposit Pledge

1. For the purpose hereof:

“Designated account” refers to the account opened by us at the HSBC Bank (China) Co., Ltd. Shanghai Branch (the “Bank”), with details set out in the appendix hereto.

“Foreign exchange rate” refers to the exchange rate used in the relevant foreign exchange markets and determined by the Bank when one currency is exchanged for another currency at the relevant time. The decision of the Bank is final and binding on us.

“Protection and indemnity obligations” refer to, concerning relevant bank document, all debts and costs of any nature which may be incurred to the Bank due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, may be borne or suffered by the Bank or occur and are related to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document, or are aroused due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document in any way, as well as obligations for our arrears for the Bank occurring in any way under any agreement, protection and indemnity, commitment or document as related to or due to the Bank’s issue, acceptance and performance or promise of payment of relevant bank document.

“Loan obligations” refer to, concerning a sum of loan, (1) all obligations to be fulfilled by us for the Bank under or relating to the relevant loan, or agreement, protection and indemnity, commitment or document, no matter whether existing, upcoming, actual or contingent, and (2) interests of such obligations (including default interests, if any), no matter before or after be required or judged by the Bank. For the avoidance of ambiguity, loan obligations include (when applicable) obligations to be fulfilled by us for the Bank in the situation where we exercise the right recourse relating to any discount business at the Bank.

“Persons” include individuals, firms, companies, legal persons and groups without legal personality.

“China” refers to the People’s Republic of China, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan for the purpose of the Document,

“Relevant bank documents” refer to:

(a)	any L/G, guarantee, protection and indemnity, L/C or standby L/C issued or to be issued by the Bank, or any other commitment or debt burden; or

(b)	any bank acceptance bill accepted or to be accepted by the Bank, with details of such documents set out in the appendix hereto.

“Relevant loan” refers to:

(a)	any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us, with details set out in the appendix; or

(b)

any loan, provision, discount or other financing provided or to be provided by the Bank for us or as required by us for the purpose of financing, payment or fulfillment of protection and indemnity obligation.

“Relevant transaction” refers to relevant bank document or relevant loan.

“Guaranteed obligations” refer to protection and indemnity obligations and/or loan obligations.

Any agreement or document refers to the agreement or document as amended, transferred, revised, renewed or re-stated. A certain legal provision refers to a provision which is amended or re-enacted and includes any subordinate provision.

1

2.

We hereby unconditionally and irrevocably agree to fulfill the guaranteed obligations relating to each relevant transaction for the Bank, and authorize the Bank to immediately debit a sum of monies from the designated account, such as monies specified in the appendix, as a sum of deposits for the guaranteed obligations (the “Deposits”).

3.	The Deposits bear no interests.

4.

The Bank is entitled to hold each sum of Deposits and deposit them into any account in the name of the Bank or designated or maintained by the Bank. We agree to pledge the Deposits to the Bank as the guarantee for relevant guaranteed obligations. Each pledge over the Deposits hereunder (the “Pledge”) is an irrevocable and continuous guarantee, and shall be continuously and fully effective before we have fully and finally fulfilled any and all relevant guaranteed obligations in a way satisfactory to the Bank. If the currency of the Deposits is different from that of the guaranteed obligations and the percentage of the Deposits in the guaranteed obligations declines due to a change in the foreign exchange rate, we will unconditionally agree to add the deposits (such deposits constitute a part of the “Deposits” defined hereunder) as required by the Bank, so that the percentage of the Deposits (including such added deposits) in the guaranteed obligations remains unchanged at the time of calculation by the foreign exchange rate applicable at that time.

5.

We hereby irrevocably agree and authorize the Bank to directly deduct any deposits at any time for the fulfillment of relevant guaranteed obligations, with no need to notify us in advance. If the currency of the Deposits is different from that of the guaranteed obligations, we hereby irrevocably authorize the Bank and/or any person designated by the Bank to directly convert the Deposits into the currency of the guaranteed obligations by the foreign exchange rate, with no need to otherwise obtain our consent, in order to immediately fulfill the guaranteed obligations, and sign any document on behalf of us or take any necessary action for the purpose of such conversion. If the Bank cancels the pledge over the Deposits in whole or in part at its own discretion, the Bank will be entitled to pay relevant Deposits by cash, transfer (to the designated account or any other account determined by the Bank) and/or any other payment instrument. We agree that the partial cancellation of any pledge will not affect or impair the legitimacy, effectiveness or enforceability of the pledge over the remaining Deposits or any other pledge in any respect.

6.

A certificate of debts signed by any appropriately authorized employee of the Bank shall, in the absence of any obvious error, be a final proof of the unpaid amount of the guaranteed obligation for us.

7.

The pledge under the Document is an additional guarantee based on any other warranties, mortgages, pledges or other guarantees held by the Bank and free from the restriction or impact of any such other warranties, mortgages. Any pledge under the Document may be enforced regardless of whether any such other warranties, mortgages, pledges or other guarantees exist or are waived. The Bank has no obligation to execute any other warranties or guarantees (whether they are provided by us or any other person), exercise any rights or require us or any other person to make payment, prior to the execution of the pledge under the Document.

8.

We hereby approve and agree to the following content, and agree that the pledge under the Document shall not be released, weakened, damaged, reduced or adversely affected by any of the following content, and that it may waive any legal or other right (including but not limited to the right to be notified) which may be separately owned, and which is caused by or related to any of the following content:

(a)	Any modification or change of the relevant transactions, or any renewal, or extension of the relevant transactions:

(b)

Any adjustment, grace, extension, grace period, waiver, consent or compromise that may be granted or given to us or to any other person who is obligated to make payment to any or all the guaranteed obligations:

(c)

Any warranties or guarantees at any time that are in connection with all or any part of the guaranteed obligations or that are used to warrant or guarantee the payment for all or any part of the guaranteed obligations are discharged, exchanged, subordinated or lost;

(d)

the Bank or any other person failing to fulfill the obligation of prudence or reasonable care, when preserving, protecting, executing, selling or otherwise disposing of all or any part of any guarantee;

2

(e)	our reorganization, consolidation or merger by or with any other person;

(f)	Invalidity or unenforceability of any terms or agreements of the relevant transactions; or

(g)	in case of no this article, probable exemption from any other act or omission of any part of our obligations hereunder.

9.

Any failure to exercise or delay in exercising any right or remedy hereunder shall not be deemed as a waiver of such right or remedy, and any separate or partial exercise of any right or remedy shall not prejudice any further exercise or otherwise exercise of such right or remedy or the exercise of any other rights or remedies. Any content hereof shall not restrict or damage rights obtained by the Bank according to any other agreement or document concluded by and between the Bank and us.

10.

Without the prior written consent of the Bank, we will not transfer any of our rights or obligations hereunder. The Bank may transfer all or any of its rights relating to the pledge hereunder to any person accepting all or any of its rights and rights of claim under the relevant transaction.

11.

Where any clause or pledge hereof is or becomes illegal, invalid or unenforceable in any aspect in any judicial district, the legality, validity and enforceability of other clauses or other pledges hereof in such judicial district and the legality, validity and enforceability of such clause and other clauses or such pledge or other pledges in other judicial district shall not be affected or impaired thereby.

12.

The Document is governed by Chinese laws. We agree about the judicial jurisdiction of the Chinese court where the main place of the branch of HSBC Bank (China) Company Limited indicated on the first page is located. Any provision of this Article 12 does not restrict the Bank’s right to institute legal proceedings against us concerning any pledge hereunder to any other court with proper jurisdiction.

13.

The Document is signed at the date specified in the appendix hereto. Each pledge hereunder will take effect as of the date when the Bank receives the Document signed by us and debits relevant Deposits from the designated account.

3

Appendix

(Applicable to the relevant loan provided or to be provided by the following bank, excluding the discount of bank acceptance bills)

Relevant loan
Type of relevant loan:

☐   Post-shipment buyer’s loan used for paying for bills under the documentary L/C (also known as the import loan relating to the documentary L/C)

☐   Post-shipment buyer’s loan (also known as unsecured import loan) related to credit sales or used to pay bills under documentary collection

☐   Before-shipment buyer’s loan (also known as before-shipment procurement loan)

Ö   Post-shipment buyer’s loan - trade facilitation and service loan

☐   Overseas payment for others

☐   Before-shipment seller’s loan - manufacturer’s loan

☐   Before-shipment seller’s loan - packing loan

☐   Others (please specify: )

Application date:	1/23/2019
Amount:	¥ 10,000,000.00
Maturity date/term (if any):
Remarks:	(Please supplement remarks as per relevant application, if necessary)

Designated account	715-058202-011
Amount of Deposits	¥3,000,000.00
Signing date of the Document	1/23/2019

4

Signed by: Shanghai Tong Gou Information Science & Technology Co., Ltd.

Signature of authorized signatory: /s/ Wang Wei Special Seal for the Finance of Shanghai Tong Gou Information Science & Technology Co., Ltd. (Seal)	Signature of authorized signatory:	Corporate seal Shanghai Tong Gou Information Science & Technology Co., Ltd. (Seal)
Name	Name
Identity certification type and No.	Identity certification type and No.

5